--------------------------------------------------------------------------------
THE STRONG
CONSERVATIVE EQUITY FUNDS

ANNUAL REPORT o OCTOBER 31, 1997




                                [PHOTO OF FAMILY]

                       THE STRONG AMERICAN UTILITIES FUND
                       ----------------------------------
                        THE STRONG ASSET ALLOCATION FUND
                       ----------------------------------
                         THE STRONG BLUE CHIP 100 FUND
                       ----------------------------------
                         THE STRONG EQUITY INCOME FUND
                       ----------------------------------
                       THE STRONG GROWTH AND INCOME FUND
                       ----------------------------------
                       THE STRONG LIMITED RESOURCES FUND
                       ----------------------------------
                          THE STRONG TOTAL RETURN FUND



                               [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------
THE STRONG
CONSERVATIVE EQUITY FUNDS


ANNUAL REPORT o OCTOBER 31, 1997


                                TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong American Utilities Fund ...................................2

     The Strong Asset Allocation Fund .....................................4

     The Strong Blue Chip 100 Fund ........................................6

     The Strong Equity Income Fund ........................................8

     The Strong Growth and Income Fund ...................................10

     The Strong Limited Resources Fund ...................................12

     The Strong Total Return Fund ........................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong American Utilities Fund ..............................16

         The Strong Asset Allocation Fund ................................16

         The Strong Blue Chip 100 Fund ...................................20

         The Strong Equity Income Fund ...................................21

         The Strong Growth and Income Fund ...............................24

         The Strong Limited Resources Fund ...............................26

         The Strong Total Return Fund ....................................27

     Statements of Assets and Liabilities ................................30

     Statements of Operations ............................................31

     Statements of Changes in Net Assets .................................32

     Notes to Financial Statements .......................................34

FINANCIAL HIGHLIGHTS .....................................................37

REPORT OF INDEPENDENT ACCOUNTANTS ........................................39

THE STRONG AMERICAN UTILITIES FUND


THE AMERICAN UTILITIES FUND DEMONSTRATED THE STABILITY THAT SELECTED UTILITIES CAN OFFER DURING PERIODS OF OVERALL MARKET TURBULENCE.

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.(1)

THE FUND OUTPERFORMED THE MARKET
The American Utilities Fund posted solid gains for the fiscal year ended October 31, 1997. Its return of 19.70% compared favorably with the 9.90% return of the Standard and Poor's Utility Index, and the 17.64% gain of the Lipper Utility Funds Index.*

=========================================
           ASSET ALLOCATION
   Based on net assets as of 10-31-97
=========================================

[PIE CHART]
Common Stocks            93.0%
Short-Term Investments    7.0%
=========================================

A YEAR OF CHALLENGE AND OPPORTUNITY

The utilities market encountered periods of both challenge and opportunity over the last twelve months as a result of fluctuations in interest rates. As measured by the yield on the 30-year Treasury Bond, rates rose from 6.64% at the beginning of the fiscal year to 6.95% at the year's mid-point. A more favorable climate ensued during the second half of the year, as rates dropped to 6.15%.

================================================================================
                              FIVE LARGEST HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


                                                            % OF NET
  SECURITY                       INDUSTRY                   ASSETS
--------------------------------------------------------------------------------
  SBC Communications, Inc.       Telecommunication          10.7%
 ................................................................................
  Ameritech Corporation          Telecommunication          10.0%
 ................................................................................
  Bell Atlantic Corporation      Telecommunication           7.4%
 ................................................................................
  TECO Energy                    Electric Utility            6.4%
 ................................................................................
  The Southern Company           Electric Utility            5.5%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

The American Utilities Fund demonstrated the stability that selected utilities can offer during periods of overall market turbulence. In the last three months of the Fund's fiscal year, overall market volatility increased. During this time, the benefit of using carefully chosen utilities as defensive investment vehicles was clear as the Fund exhibited only moderate fluctuation. After being out of favor in recent years, early indications are that selected utility stocks are beginning to attract attention.

===================================
         YIELD SUMMARY(2)
===================================
          As of 10-31-97

30-day annualized yield    2.62%
===================================

During the period of volatility at the end of the fiscal year--which was triggered by economic instability in Asian markets--the Fund also benefited from its limited exposure to foreign utility stocks. While these stocks offer increased growth potential, they also tend to increase risk.


A GOOD YEAR FOR TELEPHONE AND ELECTRIC STOCKS
As we anticipated, telephone companies continued to demonstrate solid performance in the American Utilities Fund, turning in double-digit earnings for the year. Our holdings in this area continue to encompass just over 35% of the Fund. The three largest telephone stocks we hold-- SBC Communications, Ameritech and Bell Atlantic -- all delivered significant dividend increases.

We continue to expect strong earnings growth for the telephone industry. These large-capitalization phone stocks are currently priced at a substantial discount in relation to the S&P Industrial Index, and are underweighted in institutional portfolios. When the spotlight comes on the value this industry offers, we believe that institutional investors will seek to add these securities to their holdings. We're positioning the Fund to take advantage of this.

Careful selection among the stocks of electric companies also contributed to the Fund's success--despite mild weather that was generally unfavorable for utilities. These stocks continue to sell at a substantial discount, while weather-adjusted dividend and earnings numbers have increased.

OUR OUTLOOK
The accelerating trend of mergers and acquisitions will contribute to a higher level of short-term profit opportunities. We believe that most mergers will result in fewer but better companies with more attractive investment appeal.

Looking ahead, another factor that we expect to have a positive influence on electric utilities is the potential for substantial stock buybacks. In addition, for certain companies, the portion of business not subject to the limitations of rate base/rate of return regulation can be expected to expand over the next few years, leading to the potential for higher company earnings. Several holdings in the Fund's portfolio are particularly well positioned to take advantage of opportunities in a more deregulated industry.

Overall, it is becoming easier to identify those electric companies that can be expected to establish themselves as superior investment vehicles. We remain enthusiastic about the prospects for the utility sector. For investors looking for a more conservative stock investment, we believe the Fund is an attractive choice to balance more growth-oriented portfolios.

[PHOTO OF WILLIAM H. REAVES]

Thank you for your investment in the Strong American Utilities Fund. We look forward to earning your continued confidence.

Sincerely,

/s/ William H. Reaves

William H. Reaves
Portfolio Manager


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                             From 7-1-93 to 10-31-97

[GRAPH]

                THE STRONG
                 AMERICAN             S&P Utilities         Lipper Utility
              UTILITIES FUND              Index*             Funds Index*

6-93              10,000                  10,000               10,000
12-93             10,450                  10,090               10,167
12-94             10,178                   9,289                9,223
12-95             13,939                  13,193               11,724
12-96             15,106                  13,605               12,809
10-97             17,185                  14,713               14,391


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's Utilities Index and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


                                              ==================================
                                                          AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                              ==================================
                                                          As of 10-31-97

                                                        1-year     19.70%

                                                        2-year     15.36%

                                                        3-year     17.76%

                                               Since Inception     13.31%
                                                   (on 7-1-93)
                                              ==================================


--------------------------------------------------------------------------------
* The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

2 Yields are historical and do not represent future yields, which will fluctuate.

THE STRONG ASSET ALLOCATION FUND


CAREFUL ISSUE SELECTION LED TO OPPORTUNITIES IN BOTH THE STOCK AND BOND MARKETS.

The Strong Asset Allocation Fund seeks high total return consistent with reasonable risk over the term. The Fund allocates its assets among a diversified portfolio of equity securities, bonds, and short-term fixed-income securities.

For the year ended October 31, 1997, the Fund posted a total return of 19.34%. That's slightly below the 21.94% return from the 60/35/5 Balanced Index-- the benchmark for our Fund, and comparable to the 19.28% return of our peer group of funds, the Lipper Flexible Portfolio Average, for the same period.*


A NEW MEMBER OF THE MANAGEMENT TEAM
As announced in our semi-annual letter, Rimas Milaitis joined the Strong Asset Allocation Fund's management team as equity manager in April, 1997. Rimas focuses primarily on larger capitalization stocks, following the same disciplined style he uses in the two Strong Funds he manages, the Strong Equity Income Fund and the Strong Growth and Income Fund. You'll find a discussion of each of these Funds elsewhere in this report.

============================================
             ASSET ALLOCATION
============================================
    Based on net assets as of 10-31-97

[PIE CHART]
Stocks                   66.7%
Bonds                    22.7%
Short-Term Investments    6.0%
Convertible Securities    4.6%

The Fund's asset allocation does not reflect
any futures positions held by the Fund.
============================================

A LOOK AT THE PAST YEAR
The Fund's fiscal year was marked by diverse environments for stocks and bonds. Careful issue selection led to opportunities in both areas.

The bond market was influenced by a relatively tranquil domestic interest rate environment over the past 12 months. The combination of a strong economy and low inflation has kept the Federal Reserve inactive, except when interest rates increased in March. There's been a gradual flattening of the yield curve, resulting in a smaller difference between short-term and long-term rates. This overall low-volatility environment has been advantageous for fixed-income investors. Bonds offer attractive income levels, and are attractively priced as well--especially when compared with prevailing high stock market valuations.

The past fiscal year was a turbulent--yet positive--one for stocks. The volatility stemmed from stronger than expected economic activity, historically low unemployment levels, and continued concerns about the potential for rising inflation. Accelerating economic activity in the first quarter of 1997 was followed by a brief downturn after the March interest rate hike. Stock price appreciation climbed, as the market broadened out to favor small- and medium-capitalization issues.

THE FUND'S FOCUS ON LARGE-CAP STOCKS SERVED US WELL
We held the Fund's stock position relatively close to our benchmark allocations, weighting sectors based on the forecast of the economic environment. We continue to focus on large companies with visible earnings and revenue growth--firms we believe offer investors greater potential stability.

Despite the market's concerns, the Strong Asset Allocation Fund's focus on larger companies served us well during the market's ups and downs. These firms tend to have a solid, stable business presence that allows them to endure periods of market uncertainty. Their tendency to pay dividend income also helps to support stock prices during market declines.

POSITIVE OPPORTUNITIES FOR BONDS
The duration of the Fund's bond position stands at 3.9. We believe this positions the bond portion of the Fund well in a relatively stable interest rate environment. We'll continue to rely on a careful mix of treasury, mortgage and corporate bonds in the bond side of the portfolio. In particular, we've found good bond opportunities in banks and airlines over the past fiscal year.

As with our stock portfolio, we've consolidated the fixed-income management of our Fund. Brad Tank and Jeff Koch will manage the bond portion of the Fund's allocation.

OUR OUTLOOK
Given the current crisis in Southeast Asian financial markets, we believe that Federal Reserve policy will remain passive as this situation plays out. It's unclear at this point what the short- or long-term effects of this instability will be on global economic activity.

Despite these uncertainties, it appears that the U.S. economy will continue on its path of moderate growth and low inflation. Therefore, our outlook for the general market continues to be cautiously optimistic. In light of this, we plan to continue our focus on larger-company stocks with visible earnings and revenue growth.

On the bond side, we believe the convergence of short- and long-term interest rates will continue, but at a diminished rate. We expect to find opportunities in the corporate bond market--particularly in the banking, finance and industrial sectors.

Thank you for your investment in the Strong Asset Allocation Fund. We look forward to earning your continued confidence.

[PHOTO OF BRADLEY C. TANK, RIMAS MILAITIS AND JEFF KOCH]

Sincerely,

/s/Rimas Milaitis

Rimas Milaitis


/s/Bradley C. Tank

Bradley C. Tank


/s/Jeff Koch

Jeff Koch
Portfolio Co-managers


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-30-81 to 10-31-97

[GRAPH]

              THE STRONG ASSET         S & P 500           Lipper Flexible
               ALLOCATION FUND           Index*           Portfolio Average*

12-81             10,000                 10,000                10,000
12-82             13,320                 12,155                12,763
12-83             19,344                 14,896                15,136
12-84             21,234                 15,830                15,783
12-85             25,346                 20,853                19,759
12-86             29,819                 24,745                22,703
12-87             29,734                 26,044                24,412
12-88             32,467                 30,370                26,640
12-89             36,104                 39,993                31,231
12-90             37,107                 38,751                31,002
12-91             44,393                 50,557                38,888
12-92             45,824                 54,408                42,029
12-93             52,469                 59,892                46,608
12-94             51,679                 60,684                45,736
12-95             63,028                 83,487                57,206
12-96             69,617                102,656                64,891
10-97             78,872                128,628                74,813


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                         =======================================
                                                      AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                         =======================================
                                                      As of 10-31-97

                                                     1-year     19.34%

                                                     3-year     14.93%

                                                     5-year     11.87%

                                                    10-year     10.35%

                                            Since Inception     13.93%
                                              (on 12-30-81)
                                         =======================================



--------------------------------------------------------------------------------
* The 60/35/5 Balanced Index is comprised of 60% S&P Stock Index, 35% Lehman Brothers Intermediate Government/Corporate Bond Index, and 5% Salomon Brothers 3-Month Treasury Bill Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of 1-10 years. The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of Three-Month Treasury Bills. The Lipper Flexible Portfolio Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return. Source of the 60/35/5 Balanced Index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG BLUE CHIP 100 FUND


WE SEEK TO KEEP THE ACTIVE PORTION OF OUR PORTFOLIO TO ABOUT 25 COMPANIES, ALLOWING THESE POSITIONS TO HAVE A SIGNIFICANT IMPACT ON PERFORMANCE.

The Strong Blue Chip 100 Fund seeks total return by investing for capital growth and income. The Fund invests in a diversified portfolio of the stocks of the 100 largest companies (by market capitalization) traded in the United States. Approximately 50% of the Fund's assets are passively invested in these 100 companies in proportion to their market capitalizations. The Fund's manager uses the remainder of the Fund's assets to selectively add to these positions, to emphasize those stocks believed to have the greatest growth potential. Generally, no more than 5% of assets will be invested in any of the 100 companies.

This Fund is designed to combine the diversification of large-cap index investing with the added growth potential that active management can provide.

A POSITIVE BEGINNING
For the four months from the Fund's inception on June 30, 1997 through the end of its fiscal year on October 31, 1997, the Fund posted a return of 3.90%. That put us even with the S&P 500's return for the same period.(1)

======================================
          ASSET ALLOCATION
======================================
  Based on net assets as of 10-31-97

[PIE CHART]
Common Stocks            98.1%
Short-Term Investments    1.9%

======================================


When the markets made their steep correction in late October, in the wake of crises in Southeast Asia, the largest U.S. stocks suffered the most. That might have positioned us to underperform the S&P 500, which is broader-based than our own investment universe. However, with the 50% of the Fund that we actively manage, we chose to focus on companies whose businesses are more focused on the U.S. We believe this helped protect the value of the Fund by offsetting the passive half of the portfolio, which has a higher level of exposure to companies that do more business outside the U.S.

To give you some insight into how we invested the active portion of the Fund, here are some of our favored sectors and companies:

o Top holding Schlumberger, an oil services company, is poised to benefit from increased exploration and drilling activity by the major oil companies. In all, energy accounts for about 12% of the Fund's assets.

o Health-care holdings account for the largest concentration of the Fund's actively managed half. These companies benefit from, among other things, demographic shifts in the U.S.

o Financials make up the Fund's second-largest sector overall, represented by top-10 holding Bank of New York.

o We also favor technology holdings, including several industry stalwarts.

We seek to keep the active portion of our portfolio to about 25 companies, allowing these positions to have a significant impact on performance.

OUR OUTLOOK
We believe the fundamentals of the U.S. economy remain strong, and our current economic outlook is one of moderate economic growth, with no significant change in the rate of inflation or in interest rates. These conditions should provide a favorable backdrop for equity investments.

In that environment, we don't foresee any major changes to our industry allocations. Despite recent challenges in the market, we see no recession on the U.S. horizon. We believe the industries that are our current focus should be able to perform well in the months ahead. Naturally, we will continue to closely monitor market conditions, making adjustments to the managed half of the Fund's assets as conditions warrant.

We would like to welcome all shareholders to the Strong Blue Chip 100 Fund. We thank you for your investment and look forward to earning your further confidence.

[PHOTO OF KAREN E. MCGRATH]

Sincerely,

/s/Karen E. McGrath

Karen E. McGrath
Portfolio Manager

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 6-30-97 to 10-31-97

[GRAPH]

             THE STRONG BLUE            S & P 500
              CHIP 100 FUND               Index*

6-97              10,000                  10,000
7-97              10,830                  10,795
8-97              10,120                  10,191
9-97              10,750                  10,749
10-97             10,390                  10,390


 This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

+ The S&P 500 Index figure tracks the Strong Blue Chip 100 Fund figure so closely that its results are not discernible on the graph.
================================================================================

                                            ====================================
                                                      TOTAL RETURN(1)
                                                      As of 10-31-97

                                                  Since Inception  3.90%
                                                     (on 6-30-97)
                                            ====================================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Source of the S&P index data is Standard & Poor's Micropal.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

THE STRONG EQUITY INCOME FUND


TO MANAGE THE FUND'S VOLATILITY, WE HAVE CONSISTENTLY UNDERWEIGHTED THE TECHNOLOGY SECTOR.

The Strong Equity Income Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

FUND OUTPERFORMS THE MARKET
For the fiscal year ended October 31, 1997, the Fund posted a total return of 32.88%, slightly higher than the 32.10% return of the S&P 500 Stock Index. Our return compares quite favorably to the 26.65% gain posted by our peer group of funds, the Lipper Equity Income Funds Index.* As of October 31, assets under management totaled $134.5 million.

=======================================
           ASSET ALLOCATION
=======================================
   Based on net assets as of 10-31-97

[PIE CHART]
Common Stocks             88.6%
Convertible Securities     6.1%
Short-Term Investments     5.3%

=======================================


We continue to adhere to our discipline of picking the stocks of large, well-established, dividend paying companies. We believe these companies--with their financial strength, solid yield support from a steady stream of dividends, and ready liquidity--offer investors the potential for greater stability and capital growth.

================================================================================
                              FIVE LARGEST HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


                                                                 % OF NET
  SECURITY                        INDUSTRY                        ASSETS
--------------------------------------------------------------------------------
  General Electric Company        Electrical Equipment             2.0%
 ................................................................................
  Schlumberger, Ltd.              Oil Well Equipment and Service   1.6%
 ................................................................................
  Bristol-Myers Squibb            Healthcare-
  Company                         Drug/Diversified                 1.4%
 ................................................................................
  Rite Aid Corporation            Retail-Drug Store                1.4%
 ................................................................................
  AT & T Corporation              Telecommunication Service        1.3%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

A POSITIVE MARKET FOR STOCKS
The past fiscal year was a turbulent--but positive--one for stocks, with the market experiencing so many shifts that wide fluctuations seemed almost commonplace. The volatility stemmed from reports of stronger than expected economic activity, historically low unemployment levels, and continued concerns about the potential for rising inflation. The year was marked by frequent hawkish commentary from the Federal Reserve, as it kept a rigorous eye on the economy.

The year began strongly with market confidence at high levels. Accelerating economic activity in the first quarter of 1997 led the Federal Reserve to raise interest rates in late March, causing a sharp market decline. Buoyed by the belief that the pace of the calendar year's first quarter was unsustainable, the downturn proved to be short lived. The market embraced a scenario of moderate growth, low inflation, and strong corporate profits that led to a quarter exhibiting one of the strongest periods of price appreciation in stock market history.

The market broadened out to favor small- and medium-capitalization issues as the year progressed. Concerns mounted about the negative effects of a strong dollar on corporate earnings growth, highlighted by companies such as Coca Cola and Gillette attributing poor earnings performance in part to this phenomenon.


FUND WEIGHTINGS WERE KEYED TO MARKET SHIFTS
Despite the market's concerns, the Strong Equity Income Fund's focus on larger companies served us well during the market's ups and downs. These firms tend to have a solid, stable business presence that allows them to endure periods of market uncertainty. Their tendency to pay dividend income also helps to support stock prices during market declines.

Because of the delicate balance between growth and inflation, the Fund's exposure to the financial sector was generally market weighted to its benchmark. In our continuous attempt to lower the Fund's volatility, we consistently underweighted the technology sector. This benefited the Fund by not exposing it to the volatility that comes with these types of investments.

As the market broadened throughout the year, cyclically oriented stocks became more attractive. Retail stocks in particular showed strong potential for growth, with consumer strength evidenced by low unemployment and high levels of consumer confidence and income.

LOOKING AHEAD
Due to the delicate balance in the economy, we expect the Federal Reserve to retain its vigilant stance. Given the current crisis in the Southeast Asian financial markets, we believe that Fed policy will remain passive while the instability plays out. It's unclear at this point what the short- or long-term effects of this crisis will be on global economic activity.

Despite these uncertainties, it appears the U.S. economy will continue on its path of moderate growth and low inflation. Therefore, our outlook for the general market continues to be cautiously optimistic. In light of this, we plan to continue our focus on larger-company stocks with visible earnings and revenue growth. We'll choose issues based on a top-down analysis--where we evaluate trends in the general economy--and weight sectors of the S&P 500 based on the forecast of the economic environment. Our aim is to maximize total return, while maintaining a conservative stance and keeping relative volatility low.

Thank you for your investment in the Strong Equity Income Fund. We look forward to earning your continued confidence.

[PHOTO OF RIMAS MILAITIS]

Sincerely,

/s/Rimas Milaitis

Rimas Milaitis
Portfolio Manager

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-29-95 to 10-31-97

[GRAPH]

             THE STRONG EQUITY          S & P 500         Lipper Equity
                INCOME FUND              Index*        Income Funds Index*

12-95             10,000                 10,000             10,000
3-96              11,054                 10,537             10,433
6-96              11,296                 11,010             10,700
9-96              11,817                 11,350             10,966
12-96             12,810                 12,296             11,789
3-97              13,092                 12,626             12,038
10-97             16,146                 15,407             14,217


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                        ========================================
                                                      AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                        ========================================
                                                      As of 10-31-97

                                                    1-year     32.88%

                                           Since Inception     29.87%
                                             (on 12-29-95)
                                        ========================================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Equity Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG GROWTH & INCOME FUND


THE FUND'S FOCUS ON LARGER COMPANIES SERVED US WELL DURING THE MARKET'S UPS AND DOWNS.

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

==========================================
             ASSET ALLOCATION
==========================================
    Based on net assets as of 10-31-97

[PIE CHART]
Common Stocks             96.2%
Short-Term Investments     2.1%
Convertible Securities     1.7%

==========================================


FUND OUTPERFORMS THE MARKET
For the fiscal year ended October 31, 1997, the Fund posted a total return of 32.90%, slightly higher than the 32.10% return of the S&P 500 Stock Index. Our return compares favorably to the 28.03% gain posted by our peer group of funds, the Lipper Growth and Income Funds Index.* As of October 31, assets under management totaled $227 million.

================================================================================
                              FIVE LARGEST HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


                                                            % OF NET
  SECURITY                      INDUSTRY                     ASSETS
--------------------------------------------------------------------------------
  Schlumberger, Ltd.            Oil Well Equipment            2.5%
                                and Service
 ................................................................................
  General Electric Company      Electrical Equipment          2.0%
 ................................................................................
  Microsoft Corporation         Computer Software             1.7%
 ................................................................................
  Rite Aid Corporation          Retail-Drug Store             1.4%
 ................................................................................
  Warner-Lambert                Healthcare-                   1.4%
  Company                       Drug/Diversified
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

We continue to adhere to our discipline of picking the stocks of large, well-established, dividend paying companies. We believe these companies--with their financial strength, solid yield support from a steady stream of dividends, and ready liquidity--offer investors the potential for greater stability and capital growth.

A POSITIVE MARKET FOR STOCKS
The past fiscal year was a turbulent--but positive--one for stocks, with the market experiencing so many shifts that wide fluctuations seemed almost commonplace. The volatility stemmed from reports of stronger than expected economic activity, historically low unemployment levels, and continued concerns about the potential for rising inflation. The year was marked by frequent hawkish commentary from the Federal Reserve, as it kept a rigorous eye on the economy.

The year began strongly with market confidence at high levels. Accelerating economic activity in the first quarter of 1997 led the Federal Reserve to raise interest rates in late March, causing a sharp market decline. Buoyed by the belief that the pace of the calendar year's first quarter was unsustainable, the downturn proved to be short lived. The market embraced a scenario of moderate growth, low inflation, and strong corporate profits that led to a quarter exhibiting one of the strongest periods of price appreciation in stock market history.

The market broadened out to favor small- and medium-capitalization issues as the year progressed. Concerns mounted about the negative effects of a strong dollar on corporate earnings growth, highlighted by com-panies such as Coca Cola and Gillette blaming poor earnings performance on this phenomenon.

FUND WEIGHTINGS WERE KEYED TO MARKET SHIFTS
Despite the market's concerns, the Strong Growth and Income Fund's focus on larger companies served us well during the market's ups and downs. These firms tend to have a solid, stable business presence that allows them to endure periods of market uncertainty. Their tendency to pay dividend income also helps to support stock prices during market declines.

Because of the delicate balance between growth and inflation, the Fund's exposure to the financial sector was generally market weighted to its benchmark. We kept our eye on the technology sector for the majority of the year, particularly as ambiguity in that industry's growth rate peaked towards the end of the fiscal year.

As the market broadened throughout the year, cyclically oriented stocks became more attractive. Retail stocks in particular showed strong potential for growth, with consumer strength evidenced by low unemployment and high levels of consumer confidence and income.

LOOKING AHEAD
Due to the delicate balance in the economy, we expect the Federal Reserve to retain its vigilant stance. Given the current crisis in Southeast Asian financial markets and its influence on other markets, we believe that Fed policy will remain passive while the instability plays out. It's unclear at this point what the short- or long-term effects of this crisis will be on global economic activity.

Despite these uncertainties, it appears the U.S. economy will continue on its path of moderate growth and low inflation. Therefore, our outlook for the general market continues to be cautiously optimistic. In light of this, we plan to continue our focus on larger-company stocks with visible earnings and revenue growth. We'll choose issues based on a top-down analysis--where we evaluate trends in the general economy--and weight sectors of the S&P 500 based on the forecast of the economic environment. When the market allows, we'll seek smaller-cap issues to enhance shareholder returns.

Thank you for your investment in the Strong Growth and Income Fund. We look forward to earning your continued confidence.

[PHOTO OF RIMAS MILAITIS]

Sincerely,

/s/Rimas Milaitis

Rimas Milaitis
Portfolio Manager

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-29-95 to 10-31-97

[GRAPH]

             THE STRONG GROWTH          S & P 500         Lipper Growth and
              AND INCOME FUND             Index*         Income Funds Index*

12-95             10,000                 10,000                10,000
3-96              11,145                 10,537                10,574
6-96              11,556                 11,010                10,846
9-96              12,078                 11,350                11,196
12-96             13,191                 12,296                12,069
3-97              13,306                 12,626                12,272
6-97              14,021                 14,829                13,992
9-97              17,090                 15,939                15,163
10-97             16,505                 15,407                14,659

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                         =======================================
                                                      AVERAGE ANNUAL
                                                      TOTAL RETURNS
                                         =======================================
                                                      As of 10-31-97

                                                     1-year     32.90%

                                            Since Inception     31.43%
                                              (on 12-29-95)
                                         =======================================

--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG LIMITED RESOURCES FUND


WE BELIEVE THE MOST COMPELLING VALUATIONS AND HIGHEST POTENTIAL FOR RETURNS PRESENTLY EXIST IN THE VARIOUS ENERGY INDUSTRIES.

The Strong Limited Resources Fund seeks total return by investing for capital growth and income in the energy and natural resources industries. To pursue this objective, the Fund invests primarily in the stocks of companies engaged in the discovery, development, production, generation, transmission, or distribution of energy or other natural resources; companies involved in the development of technologies for production or efficient use of energy or other natural resources; and companies furnishing related supplies or services.

==============================================
             ASSET ALLOCATION
==============================================
     Based on net assets as of 10-31-97

[PIE CHART]
Common Stocks             90.4%
Short-Term Investments     9.6%
==============================================


================================================================================
                              FIVE LARGEST HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97

                                                                  % OF NET
  SECURITY                         INDUSTRY                        ASSETS
--------------------------------------------------------------------------------
  Ocean Energy, Inc.               Oil-North American               4.3%
                                   Exploration and Production
 ................................................................................
  Enron Oil & Gas Company          Oil-North American               4.1%
                                   Exploration and Production
 ................................................................................
  Tidewater, Inc.                  Oil Well Equipment               4.1%
                                   and Service
 ................................................................................
  Amerada Hess Corporation         Oil-North American               4.0%
                                   Integrated
 ................................................................................
  Kimberly-Clark Corporation       Paper and Forest Products        4.0%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

LAYING THE GROUNDWORK IN 1997
Our initial management task was to identify companies offering the best long-term values in the energy and natural resources areas. This would provide the groundwork for our long-term goal of capital growth and income. Our management philosophy and investment strategy are based on a long-term horizon which corresponds with the long-term nature of the resource groups' cycles.

Within weeks of the Fund's inception date (September 30, 1997), and led primarily by a weakness in Asian markets, stock markets worldwide underwent a correction which led to the Fund's underperformance vs. its benchmark, the S&P 500 Index. For the one month ended October 31, 1997 (the Fund's initial fiscal year), we saw a -4.90% total return for the Fund vs. a -3.34% return for the S&P 500 Index.

We view this volatility as short term and have every confidence that the Fund's portfolio is well positioned to take advantage of the longer-term opportunities we see in the energy and natural resources areas, particularly in the natural gas and oil industries. Here is a more detailed look at the long-term portfolio acquisitions we made for the Strong Limited Resources Fund during that initial 30-day period.

A FOCUS ON NATURAL GAS
At the beginning of October and after careful analysis of the resources areas, we believed that the stocks of natural gas and related companies were the most undervalued industries relative to the stock market. For that reason, we invested a substantial proportion of the Fund's assets in companies involved in the exploration and production of natural gas, as well as in gas utility areas.

Our optimism for this area stemmed from the tight supply and demand situation that we saw for natural gas in North America. For example, in the U.S. and Canada, the gap between growing demand for natural gas and available supply has continued to shrink-- despite increased drilling for new reserves. When making our initial portfolio allocations, we expected that the long-term continuation of this trend would lead to above-average cash flow and market performance for independent oil and gas companies.


OIL SECTOR ALSO OFFERS GOOD VALUES
In our opinion, the same supply/demand dynamics also applied to the world oil picture. That is the reason we also favored larger-capitalization oil and oil service companies when making our initial acquisitions.

Until recently, there had been significant slack in the world crude oil supply/demand equation. Throughout the 1980's, oil production ran comfortably within capacity constraints, with capacity utilization averaging 85%. But as world demand for oil has continued to grow and supply growth has slowed, the gap has narrowed significantly, so that demand in the coming years is expected to push production near its capacity limits.

A POSITIVE LONG-TERM OUTLOOK
We continue to believe that the most compelling valuations and highest potential for returns presently exist in the various energy sectors, especially natural gas and oil. The tight supply and demand scenario we see for natural gas and oil can also be seen in other natural resources sectors, such as aluminum and paper and forest products. For that reason, we made sure these two areas were also actively represented in the Fund.

Despite recent events in Asia, the shift to capitalism throughout the world's economies should result in world GDP growth that's above the current trend and a corresponding demand on the natural resource base. With natural resource capacity already tight, this can provide natural resources suppliers with expanded price flexibility and earnings growth in the years ahead.

We believe the Strong Limited Resources Fund is strategically positioned to take advantage of future trends in the energy and natural resources sectors.
We would like to thank you for your investment and welcome you as a new shareholder.

[PHOTO OF MARK A. BASKIR]

Sincerely,

/s/Mark A. Baskir

Mark A. Baskir
Portfolio Manager


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 9-30-97 to 10-31-97

[GRAPH]

            THE STRONG LIMITED          S & P 500
              RESOURCES FUND             Index*

9-97              10,000                 10,000
10-97              9,510                  9,666

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


                                             ===================================
                                                        TOTAL RETURN
                                             ===================================
                                                       As of 10-31-97

                                                 Since Inception   -4.90%
                                                    (on 9-30-97)
                                             ===================================

--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Source of the S&P index data is Standard & Poor's Micropal.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

THE STRONG TOTAL RETURN FUND


FOR SEVERAL MONTHS WE'VE BEEN WORKING TO REDUCE THE FUND'S EXPOSURE TO LARGE CONSUMER STOCKS AND BASIC INDUSTRY HOLDINGS.

The Strong Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-size companies with steady or growing dividends.

LOOKING BACK AT THE YEAR
The past 12 months will most likely be remembered for October's market volatility, marked by the stock market's steep decline one day and meteoric recovery the next. Nonetheless, it's important to consider all the events of the year, and what they indicate about the current market environment.

========================================
           ASSET ALLOCATION
========================================
   Based on net assets as of 10-31-97

[PIE CHART]
Common Stocks            82.6%
Short-Term Investments   11.5%
Convertible Securities    5.9%

========================================


The fiscal year began with a market rally in November and December 1996, as it appeared growth would settle into sustainable levels. However, in 1997's first quarter it became apparent the economy was stronger than anticipated. The Federal Reserve responded in late March by raising short-term interest rates to slow economic growth and head off inflation, leading to significant volatility in the following weeks. The S&P 500 posted strong gains over this period, driven by just a few of the very largest companies in the index. Our emphasis on finding stocks with reasonable valuations tends to keep this Fund out of such companies, so this environment resulted in underperformance.

The Fed's March increase proved sufficient to keep inflation in check, and the markets drove strongly upward well into the summer. The late summer and fall were marked alternately by jitters and optimism, with the resultant volatility culminating in late October's sharp decline. The market broadened out considerably over this period, with more stocks participating when the market rose. Even though we were affected, as were most funds, by the events of the last week of October, this broadening out had an overall positive impact on the portfolio-- though not enough to completely counteract the underperformance earlier in the year. In this environment, the Fund returned 23.38% for the year ended October 31, 1997, while the S&P 500 returned 32.10%.

U.S. FUNDAMENTALS REMAIN POSITIVE
The market's recent downturn was largely tied to concerns about slowing growth in Southeast Asia, not to any major changes in the generally favorable U.S. market. Inflation remains low, and corporate earnings are still strong--and their rate of growth appears to be slowing to sustainable levels. The recent difficulties in Southeast Asia do present problems for those companies heavily dependent on export into that region, but on the other hand the region's woes will help keep domestic interest rates in check.

HOW WE'VE RESPONDED TO CHANGING MARKETS
Because U.S. fundamentals remain strong while some other regions are faltering, we've been steadily turning the portfolio more and more toward companies that are focused largely on the domestic market. For this reason, we've been adding to our positions in premium retailers and service industries. We generally haven't held stocks that are focused on Southeast Asia as a market, and we don't intend to do so. Also, for several months we've been working to reduce the Fund's exposure to large consumer stocks and basic industry holdings. We believe these may be among the weaker sectors going forward.


================================================================================
                              FIVE LARGEST HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


                                                                  % OF NET
  SECURITY                    INDUSTRY                            ASSETS
--------------------------------------------------------------------------------
  Eli Lilly & Company         Healthcare-Drug/Diversified         2.3%
 ................................................................................
  Schlumberger, Ltd.          Oil Well Equipment                  2.2%
                              and Service
 ................................................................................
  Warner-Lambert Company      Healthcare-Drug/Diversified         2.1%
 ................................................................................
  Starwood Lodging Trust      Real Estate                         1.9%
 ................................................................................
  Kohl's Corporation          Retail Department Store             1.8%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

We've further sought to add stability to the portfolio by increasing our exposure to real estate investment trusts (REITs) and convertible issues during the second half of the year. Income from these investments can serve as a buffer during times of market volatility. And we're also continuing to invest significantly in companies, particularly health-care and pharmaceutical firms, that benefit from the aging of America. This is a longtime theme of the Fund, and one that we believe has resilience through many types of market environments. Finally, as the market continues to broaden out, we're starting to add more mid-cap issues. This doesn't reflect a strategy change; we're carefully selecting companies that are in keeping with the Fund's profile, and offer some exposure to the market's broadening.

LOOKING AHEAD
We remain optimistic about the U.S. economy, and are bullish on the markets for the long term. For the short term, however, we have taken action to structure the portfolio for a more volatile, trading-oriented environment. We're seeking to avoid stocks exposed to the worst of the problems rocking international markets, staying with the strongest U.S.-oriented companies we can find, and paying close attention to valuations. By taking these steps, as well as adding some income with REITs and convertible issues, we believe we have positioned the Fund well for the current circumstances.

[PHOTO OF RONALD C. OGNAR AND IAN J. ROGERS]

Thank you for your investment in the Strong Total Return Fund. We look forward to helping you pursue your investment goals in the future.

Sincerely,

/s/Ronald C. Ognar

Ronald C. Ognar


/s/Ian J. Rogers

Ian J. Rogers
Portfolio Co-managers

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-30-81 to 10-31-97

[GRAPH]

             THE STRONG TOTAL          S & P 500        Lipper Growth and
                RETURN FUND              Index          Income Funds Index

12-81             10,000                10,000                10,000
12-82             13,250                12,155                12,417
12-83             18,720                14,896                15,243
12-84             20,685                15,830                15,897
12-85             25,936                20,853                20,436
12-86             31,121                24,745                24,039
12-87             33,002                26,044                24,673
12-88             38,141                30,370                29,201
12-89             39,140                39,993                36,132
12-90             36,367                38,751                33,966
12-91             48,578                50,557                43,393
12-92             48,844                54,408                47,573
12-93             59,851                59,892                54,528
12-94             59,027                60,684                54,302
12-95             74,963                83,487                71,211
12-96             85,512               102,656                85,945
10-97            103,000               128,628               104,390


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                              ==================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS
                                              ==================================
                                                         As of 10-31-97

                                                       1-year     23.38%

                                                       3-year     19.60%

                                                       5-year     17.42%

                                                      10-year     12.26%

                                              Since Inception     15.87%
                                                 (on 12-30-81)
                                              ==================================

--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 1997
--------------------------------------------------------------------------------

================================================================================
                         STRONG AMERICAN UTILITIES FUND
================================================================================

                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 93.0%
ELECTRIC UTILITY 31.6%
American Electric Power Company, Inc.               82,000 $  3,874,500
CMS Energy Corporation                             171,000    6,241,500
Centerior Energy Corporation                        24,000      312,000
Duke Power Company                                 106,000    5,114,500
NIPSCO Industries, Inc.                             19,000      834,812
Ohio Edison Company                                 40,000      990,000
PECO Energy Company                                246,000    5,581,125
SCANA Corporation                                  123,000    3,105,750
The Southern Company                               320,000    7,340,000
TECO Energy                                        363,000    8,666,625
TNP Enterprises, Inc.                               21,000      532,875
                                                             ----------
                                                             42,593,687
ENERGY RELATED 18.5%
Amoco Corporation                                   38,500    3,529,969
Apache Corporation                                   8,200      344,400
Baker Hughes, Inc.                                  26,000    1,194,375
British Petroleum PLC ADR                              500       43,875
Chevron Corporation                                  2,000      165,875
Devon Energy Corporation                             4,000      179,000
Dresser Industries, Inc.                            27,300    1,150,012
Exxon Corporation                                   77,600    4,767,550
FMC Corporation (b)                                 46,000    3,717,375
Imperial Oil, Ltd.                                  36,500    2,272,125
Kerr McGee Corporation                               2,100      141,881
Mobil Corporation                                   15,500    1,128,594
Noble Affiliates, Inc.                               5,500      225,844
Pennzoil Company                                       500       37,000
Royal Dutch Petroleum Company - New York
  Registry Shares                                   73,400    3,862,675
Schlumberger, Ltd.                                  11,900    1,041,250
Transocean Offshore, Inc.                            3,400      183,600
USX-Marathon Group                                  11,000      393,250
Union Pacific Resources Group, Inc.                 21,900      539,288
Union Texas Petroleum Holdings, Inc.                 3,500       79,625
United Meridian Corporation (b)                        500       16,969
                                                             ----------
                                                             25,014,532
GAS UTILITY 8.0%
Burlington Resources, Inc.                          10,100      494,269
Coastal Corporation                                  5,600      336,700
Energen Corporation                                  3,300      119,419
MCN Energy Group, Inc.                             170,000    5,886,250
National Fuel Gas Company                           32,000    1,412,000
Questar Corporation                                 32,500    1,255,312
Southwestern Energy Corporation                     40,000      485,000
The Williams Companies, Inc.                        15,500      789,531
                                                             ----------
                                                             10,778,481
OTHER UTILITY 0.5%
American Water Works Company, Inc.                  20,000      452,500
Lomak Petroleum, Inc.                                9,300      172,631
                                                             ----------
                                                                625,131
TELECOMMUNICATION 34.4%
Alltel Corporation                                  96,000    3,396,000
Ameritech Corporation                              207,000   13,455,000
Bell Atlantic Corporation                          124,000    9,904,500
BellSouth Corporation                              105,000    4,967,813
GTE Corporation                                      4,000      169,750
SBC Communications, Inc.                           227,000   14,442,875
                                                             ----------
                                                             46,335,938
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $106,749,472)                     125,347,769
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS (a) 7.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  428,900   $  428,900
General Mills, Inc., 5.15%                       1,500,100    1,500,100
Johnson Controls, Inc., 5.18%                      146,900      146,900
Warner Lambert Company, 5.14%                    6,408,400    6,408,400
Wisconsin Electric Power Company, 5.21%          1,017,400    1,017,400
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,501,700)                9,501,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $116,251,172) 100.0%  134,849,469
Other Assets and Liabilities, Net 0.0%                          (54,839)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $134,794,630
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                              Percentage of Net Assets
--------------------------------------------------------------------------------
United States ......................................... 95.4%
Netherlands ...........................................  2.9
Canada ................................................  1.7
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------



================================================================================
                          STRONG ASSET ALLOCATION FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS 64.5%
AEROSPACE & DEFENSE 1.5%
B.F. Goodrich & Company                             32,900   $1,466,106
Raytheon Company                                    20,000    1,085,000
United Technologies Corporation                     23,100    1,617,000
                                                             ----------
                                                              4,168,106
AUTO & TRUCK PARTS 0.3%
Lear Corporation (b)                                18,400      884,350

AUTOMOBILE 1.0%
Ford Motor Company                                  20,000      873,750
General Motors Corporation                          31,000    1,989,812
                                                             ----------
                                                              2,863,562
BANK - MONEY CENTER 2.5%
BankAmerica Corporation                             11,300      807,950
Chase Manhattan Corporation                         18,100    2,088,287
Citicorp                                            18,100    2,263,631
NationsBank Corporation                             30,000    1,796,250
                                                             ----------
                                                              6,956,118
BANK - REGIONAL 1.2%
First American Corporation                          24,000    1,140,000
First Security Corporation                          30,000      870,000
US Bancorp Delaware                                 12,080    1,228,385
                                                             ----------
                                                              3,238,385
BANK - SUPER REGIONAL 1.7%
Banc One Corporation                                20,000    1,042,500
Comerica, Inc.                                      17,700    1,399,406
First Union Corporation                             19,300      946,906
Mellon Bank Corporation                             24,500    1,263,281
                                                             ----------
                                                              4,652,093
BEVERAGE - SOFT DRINK 0.7%
PepsiCo, Inc.                                       48,300    1,778,044

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
COMPUTER - MAINFRAME 0.6%
International Business Machines Corporation         17,900  $ 1,755,319

COMPUTER - PERIPHERAL EQUIPMENT 0.4%
EMC Communications Corporation (b)                  18,700    1,047,200

COMPUTER - PERSONAL & WORKSTATION 0.6%
Compaq Computer Corporation (b)                     26,900    1,714,875

COMPUTER SOFTWARE 2.4%
Cisco Systems, Inc. (b)                             26,300    2,157,422
Compuware Corporation (b)                           22,000    1,454,750
Microsoft Corporation (b)                           23,400    3,042,000
                                                             ----------
                                                              6,654,172
CONTAINER 0.3%
Sealed Air Corporation (b)                          13,600      701,250

COSMETIC & PERSONAL CARE 0.5%
The Gillette Company                                14,600    1,300,313

DIVERSIFIED OPERATIONS 2.4%
Allied Signal, Inc.                                 42,200    1,519,200
Johnson Controls, Inc.                              23,500    1,054,562
Textron, Inc.                                       29,900    1,728,594
Tyco International, Ltd.                            60,166    2,271,267
                                                             ----------
                                                              6,573,623
ELECTRICAL EQUIPMENT 2.0%
Emerson Electric Company                            14,000      734,125
General Electric Company                            55,200    3,563,850
Westinghouse Electric Corporation                   41,000    1,083,938
                                                             ----------
                                                              5,381,913
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.3%
General Motors Corporation Class H                  14,900      942,425

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.3%
Intel Corporation                                    9,000      693,000

FINANCE - MISCELLANEOUS 0.7%
American Express Company                            25,300    1,973,400

FOOD 1.1%
CPC International, Inc.                             10,900    1,079,100
Interstate Bakeries Corporation                     30,000    1,916,250
                                                             ----------
                                                              2,995,350
HEALTHCARE - DRUG/DIVERSIFIED 4.0%
Bristol-Myers Squibb Company                        22,200    1,948,050
Johnson & Johnson                                   16,100      923,737
Eli Lilly & Company                                 36,000    2,407,500
Pfizer, Inc.                                        30,000    2,122,500
SmithKline Beecham PLC Sponsored ADR                19,500      928,688
Warner-Lambert Company                              19,900    2,849,431
                                                             ----------
                                                             11,179,906
HEALTHCARE - MEDICAL SUPPLY 1.1%
Becton, Dickinson & Company                         15,000      690,937
McKesson Corporation                                22,700    2,435,994
                                                             ----------
                                                              3,126,931
HEALTHCARE - PATIENT CARE 0.9%
HEALTHSOUTH Corporation (b)                         43,500    1,111,969
Integrated Health Services, Inc.                    45,800    1,454,150
                                                             ----------
                                                              2,566,119
HOUSEHOLD APPLIANCES & FURNISHINGS 0.9%
Philips Electronics NV ADR                          16,200    1,269,675
Sunbeam Corporation                                 25,800    1,169,063
                                                             ----------
                                                              2,438,738

HOUSING RELATED 0.7%
Masco Corporation                                   42,800    1,877,850

INSURANCE - ACCIDENT & HEALTH 0.3%
Provident Companies, Inc.                           27,000      901,125

INSURANCE - DIVERSIFIED 0.7%
Travelers Group, Inc.                               27,600    1,932,000

INSURANCE - MULTI-LINE 0.8%
Horace Mann Educators Corporation                   20,000    1,125,000
UNUM Corporation                                    22,100    1,077,375
                                                             ----------
                                                              2,202,375
INSURANCE - PROPERTY & CASUALTY 1.3%
American International Group, Inc.                  18,300    1,867,744
Chubb Corporation                                   25,400    1,682,750
                                                             ----------
                                                              3,550,494
LEISURE SERVICE 0.3%
The Walt Disney Company                              9,600      789,600

MACHINERY - MISCELLANEOUS 1.0%
Cooper Industries, Inc.                             21,000    1,094,625
Ingersoll-Rand Company                              43,050    1,676,259
                                                             ----------
                                                              2,770,884
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.4%
Dana Corporation                                    22,700    1,062,644

MEDIA - PUBLISHING 1.3%
Houghton Mifflin Company                            25,800      915,900
McGraw-Hill, Inc.                                   19,000    1,242,125
Time Warner, Inc.                                   26,100    1,505,644
                                                             ----------
                                                              3,663,669
MEDIA - RADIO/TV 2.1%
American Telecasting, Inc. Warrants, Expire
  8/10/00 (b)                                          350            0
Clear Channel Communications, Inc. (b)              29,700    1,960,200
Cox Communications, Inc. Class A (b)                33,800    1,039,350
News Corporation Exchange Trust Warrants
  (Acquired 11/04/96; Cost $1,831,250)(b)(d)        50,000    1,700,000
Tele-Communications, Inc. Class A (b)               45,000    1,032,177
Tele-Communications, Inc. - TCI Ventures Group
  Series A (b)                                       8,185      188,777
                                                             ----------
                                                              5,920,504
METALS & MINING 0.4%
Southdown, Inc.                                     20,100    1,113,038

OFFICE AUTOMATION 1.0%
Pitney Bowes, Inc.                                  15,400    1,221,413
Xerox Corporation                                   21,200    1,681,425
                                                             ----------
                                                              2,902,838
OIL - INTERNATIONAL INTEGRATED 1.6%
British Petroleum PLC ADR                           17,600    1,544,400
Texaco, Inc.                                        30,000    1,708,125
YPF Sociedad Anonima ADR                            38,500    1,232,000
                                                             ----------
                                                              4,484,525
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.6%
Anadarko Petroleum Corporation                      11,400      835,050
Apache Corporation                                  20,000      840,000
                                                             ----------
                                                              1,675,050
OIL - NORTH AMERICAN INTEGRATED 1.0%
Amoco Corporation                                   15,700    1,439,494
Ashland, Inc.                                       26,000    1,239,875
                                                             ----------
                                                              2,679,369

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
OIL WELL EQUIPMENT & SERVICE 8.0%
Baker Hughes, Inc.                                  46,200 $  2,122,312
Camco International, Inc.                           16,400    1,184,900
Cooper Cameron Corporation (b)                      34,800    2,514,300
Diamond Offshore Drilling, Inc. (b)                 30,000    1,867,500
EVI, Inc. (b)                                       38,800    2,490,475
Nabors Industries, Inc. (b)                         46,500    1,912,312
Noble Drilling Corporation (b)                      26,000      924,625
Reading & Bates Corporation (b)                     54,400    2,305,200
Santa Fe International Corporation                  19,400      954,238
Schlumberger, Ltd.                                  50,300    4,401,250
UTI Energy Corporation (b)                          14,500      647,063
Weatherford Enterra, Inc. (b)                       17,500      893,594
                                                             ----------
                                                             22,217,769
PAPER & FOREST PRODUCTS 0.3%
Bowater, Inc.                                       17,400      727,537

PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                17,000    1,081,625
Household International, Inc.                       16,700    1,891,275
SLM Holding Corporation                              9,100    1,277,413
                                                             ----------
                                                              4,250,313
POLLUTION CONTROL 0.4%
Browning-Ferris Industries, Inc.                    30,000      975,000

RAILROAD 0.4%
Burlington Northern Santa Fe Corporation            12,200    1,159,000

REAL ESTATE 2.2%
Boston Properties, Inc. (b)                         10,000      320,000
Crescent Real Estate Equities, Inc.                 47,900    1,724,400
Duke Realty Investments, Inc.                       21,400      481,500
Patriot American Hospitality, Inc.                  49,600    1,636,800
Starwood Lodging Trust                              32,100    1,919,981
                                                             ----------
                                                              6,082,681
RETAIL - DRUG STORE 2.0%
CVS Corporation                                     19,000    1,164,937
Rite Aid Corporation                                47,300    2,808,438
Walgreen Company                                    57,200    1,608,750
                                                             ----------
                                                              5,582,125
RETAIL - MAJOR CHAIN 1.3%
Dayton Hudson Corporation                           32,200    2,022,562
Wal-Mart Stores, Inc.                               48,100    1,689,513
                                                             ----------
                                                              3,712,075
RETAIL - SPECIALTY 1.5%
CUC International, Inc. (b)                         33,000      973,500
Circuit City Stores, Inc.                           24,000      957,000
The Home Depot, Inc.                                38,000    2,113,750
                                                             ----------
                                                              4,044,250
SOAP & CLEANING PREPARATION 1.9%
Clorox Company                                      21,200    1,484,000
Colgate Palmolive Company                           25,100    1,625,225
The Procter & Gamble Company                        33,000    2,244,000
                                                             ----------
                                                              5,353,225
TELECOMMUNICATION EQUIPMENT 1.0%
Lucent Technologies, Inc.                           22,000    1,813,625
Nokia Corporation Sponsored ADR                     10,200      900,150
                                                             ----------
                                                              2,713,775
TELECOMMUNICATION SERVICE 1.8%
AT&T Corporation                                    47,900    2,344,106
AirTouch Communications, Inc. (b)                   35,300    1,363,462
American Communications Services, Inc. Warrants,
  Expire 11/01/05 (Acquired 3/22/96; Cost
  $107,188)(b)(d)                                    1,750      148,750
WorldCom, Inc. (b)                                  32,400    1,089,450
                                                             ----------
                                                              4,945,768

TELEPHONE 0.9%
BellSouth Corporation                               20,100      950,981
SBC Communications, Inc.                            25,900    1,647,888
                                                             ----------
                                                              2,598,869
TRUCKING 0.4%
CNF Transportation, Inc.                            24,500    1,093,312
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $162,477,647)                     178,566,856
--------------------------------------------------------------------------------

PREFERRED STOCKS 2.2%
California Federal Bank 10.625% Series B            18,300    1,994,700
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                      43,231    2,572,245
Time Warner, Inc. 10.25% Exchangeable Series K       1,394    1,606,761
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $5,616,567)                      6,173,706
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 4.6%
Corestaff, Inc. Subordinated Notes, 2.94%,
  Due 8/15/04                                  $   725,000      597,219
Hewlett Packard Company Subordinated Liquid
  Yield Option Notes, Zero %, Due 10/14/17
  (Acquired 10/08/97; Cost $9,681,300) (d)      18,000,000    9,382,500
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                    1,500,000    2,692,500
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $11,897,530)                   12,672,219
--------------------------------------------------------------------------------

CORPORATE BONDS 16.4%
AES Corporation Senior Subordinated Notes,
  8.50%, Due 11/01/07 (Acquired 10/24/97;
  Cost $2,994,000) (d)                           3,000,000    2,962,500
Allied Holdings, Inc. Senior Notes, 8.625%, Due
  10/01/07 (Acquired 9/24/97; Cost
  $1,011,250)(d)                                 1,000,000    1,022,500
American Media Operations, Inc. Senior
  Subordinated Notes, 11.625%, Due 11/15/04        775,000      848,625
Coast Savings Financial, Inc. Senior Notes,
  10.00%, Due 4/01/00                              250,000      266,250
Dial Call Communications, Inc. Senior Discount
  Notes, Zero %, Due 4/15/04 (Rate Reset
  Effective 4/15/99)                             3,000,000    2,812,500
Echostar Satellite Broadcasting Corporation
  Senior Secured Discount Notes, Zero %, Due
  3/15/04 (Rate Reset Effective 3/15/00)         3,000,000    2,385,000
First Palm Beach Bancorp, Inc. Senior Debentures,
  10.35%, Due 6/30/02 (Acquired 6/26/97;
  Cost $1,000,000) (d)                           1,000,000    1,038,700
Food 4 Less Holdings, Inc. Pay-In-Kind Senior
  Subordinated Debentures, 13.625%, Due 6/15/07  1,602,195    1,930,645
Fox Kids Worldwide, Inc. Senior Notes, 9.25%,
  Due 11/01/07 (Acquired 10/22/97; Cost
  $3,000,000) (d)                                5,000,000    4,831,250
Globalstar LP/Globalstar Capital Corporation
  Senior Notes, 10.75%, Due 11/01/04
  (Acquired 10/23/97; Cost $1,975,980) (d)       2,000,000    1,905,000
Grupo Imsa SA de CV Senior Yankee Notes, 8.93%,
  Due 9/30/04                                    2,000,000    1,937,500
Harris Chemical North America Senior Secured
  Discount Notes, 10.25%, Due 7/15/01            1,290,000    1,348,050
Intermedia Communications, Inc. Senior Notes,
  8.875%, Due 11/01/07 (Acquired 10/24/97;
  Cost $2,000,000) (d)                           2,000,000    1,970,000
Intermedia Communications, Inc. Senior Notes,
  Series B, 13.50%, Due 6/01/05                    241,000      292,815
Iron Mountain, Inc. Senior Subordinated Notes,
  8.75%, Due 9/30/09 (Acquired 10/21/97;
  Cost $1,497,090) (d)                           1,500,000    1,522,500

--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
ITT Publimedia BV Senior Subordinated Notes,
  9.375%, Due 9/15/07 (Acquired 9/30/97;
  Cost $733,250) (d)                            $  700,000   $  717,500
KCS Energy, Inc. Senior Notes, Series B, 11.00%,
  Due 1/15/03                                      775,000      850,562
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03 1,000,000    1,147,500
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                4,000,000    4,238,304
Panamsat International Systems, Inc. Senior
  Subordinated Notes, 12.75%, Due 9/30/05        2,327,944    2,758,614
Panamsat LP/Panamsat Capital Corporation Senior
  Secured Notes, 9.75%, Due 8/01/00              1,105,000    1,158,641
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07          1,500,000    1,691,250
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                   150,000      168,000
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                             500,000      571,250
United Stationer Supply Senior Subordinated
  Notes, 12.75%, Due 5/01/05                     1,000,000    1,142,500
USAir, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                      305,000      316,438
USAir, Inc. Senior Notes, 9.625%, Due 2/01/01      540,000      562,275
USAir 1993-A Pass-Thru Trust Certificates,
  Series 1993-A2, 9.625%, Due 9/01/03            1,675,000    1,767,125
Winstar Communications, Inc. Senior Deferred
  Interest Exchange Notes, 14.50%, Due 10/15/05  1,000,000    1,175,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $44,972,727)                     45,338,794
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 2.5%
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1993-2, Class A-3, 7.50%, Due 3/25/33         947          964
  Series 1994-MHC1, Class A-1X, Interest Only,
  3.3088%, Due 4/25/11                           1,131,784          713
Chase Mortgage Finance Corporation Pass-Thru
  Certificates, Series 1990-G, Class A-Z1, 9.50%,
  Due 12/15/21                                     880,791      903,366
MDC Asset Investors Trust V Collateralized
  Mortgage Obligations, Class V-2, 9.325%,
  Due 12/01/17                                      36,713       36,592
Resolution Trust Corporation, Series 1992-7,
  Class A-3, 7.4733%, Due 3/25/22                1,834,517    1,834,517
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7496%,
  Due 11/25/30                                     345,738      364,539
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18        5,560,857    3,774,432
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $6,562,411)                                           6,915,123
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 3.5%
FHLMC Adjustable Rate Mortgage Participation
  Certificates, 8.096%, Due 8/01/25              3,479,697    3,604,757
FHLMC Guaranteed Multiclass Mortgage
  Participation Certificates, Series 1181,
  Class 1181-G, 7.50%, Due 8/15/05                 200,517      201,878
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                               131,889      137,710
  10.25%, Due 3/01/15                              132,478      145,451
  10.50%, Due 1/01/16                               25,331       28,180
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  11.00%, Due 10/01/00 thru 11/01/00               117,507      124,296
  Series 1992-137, Class BA, 3.50%, Due 1/25/17    361,372      353,104
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Series G92-61, Class FJ, 6.041%, Due  10/25/22   571,579      560,058
GNMA Guaranteed Pass-Thru Certificates, 7.50%,
  Due 12/15/07                                   1,987,659    2,059,482
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial
  Receipts, Series 1993-1A, 2.5264%, Due
  2/15/18                                       15,002,013    1,481,449
United States Treasury Notes, 6.875%, Due
  5/15/06                                          835,000      888,493
--------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES
  (COST $10,005,828)                                          9,584,858
--------------------------------------------------------------------------------

OPTIONS 0.3%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at
  a strike price of 100 beginning 4/09/04 and
  expiring 4/09/25.)                             9,500,000      798,000
--------------------------------------------------------------------------------
TOTAL OPTIONS (COST $439,881)                                   798,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.5%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc.,
  5.16%                                        $   131,900      131,900
General Mills, Inc., 5.15%                         398,600      398,600
Johnson Controls, Inc., 5.18%                      596,400      596,400
Pitney Bowes Credit Corporation, 5.16%               2,400        2,400
Wisconsin Electric Power Company, 5.21%              4,600        4,600
                                                             ----------
                                                              1,133,900
CORPORATE BONDS 0.5%
Russian Sovereign Risk Notes, Zero %, Due
  1/14/98                                        1,500,000    1,458,000

REPURCHASE AGREEMENT 8.5%
Goldman, Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase Proceeds
  $23,611,013); Collateralized by: $21,880,000
  United States Treasury Notes, 8.875%, Due
  2/15/99 (Market Value $23,149,040) (e)        23,600,000   23,600,000

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.1%
GNMA Guaranteed Pass-Thru Certificates, 10.25%,
  Due 10/15/98                                       2,626        2,638
United States Treasury Bills, Due 1/15/98 (c)      155,000      153,416
                                                             ----------
                                                                156,054
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,361,297)              26,347,954
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 103.5% (COST $268,333,888)  286,397,510
Other Assets and Liabilities, Net (3.5%)                     (9,639,575)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $276,757,935
--------------------------------------------------------------------------------


FUTURES
--------------------------------------------------------------------------------
                                                  UNDERLYING
                                    EXPIRATION   FACE AMOUNT    UNREALIZED
                                       DATE        AT VALUE    APPRECIATION
--------------------------------------------------------------------------------
Purchased:
 20 Two-Year U.S. Treasury Notes      12/97       $4,157,500     $ 27,975
 70 Five-Year U.S. Treasury Notes     12/97        7,588,438      111,411
 55 Ten-Year U.S. Treasury Notes      12/97        6,146,250      118,775
  3 U.S. Treasury Bonds               12/97          355,406        8,790

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
---------------------------------------------------------------------
                                             Percentage of Net Assets
---------------------------------------------------------------------
United States .........................................100.2%
United Kingdom ........................................  0.9
Mexico ................................................  0.7
Argentina .............................................  0.5
Russia ................................................  0.5
Netherlands ...........................................  0.4
Finland ...............................................  0.3
Other Assets and Liabilities, Net ..................... (3.5)
---------------------------------------------------------------------
Total                                                  100.0%
---------------------------------------------------------------------



================================================================================
                            STRONG BLUE CHIP 100 FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
AEROSPACE & DEFENSE 2.5%
The Boeing Company                                   2,275     $108,916
Lockheed Martin Corporation                            110       10,457
United Technologies Corporation                        130        9,100
                                                             ----------
                                                                128,473
AUTOMOBILE 1.3%
Chrysler Corporation                                   370       13,042
Ford Motor Company                                     620       27,086
General Motors Corporation                             400       25,675
                                                             ----------
                                                                 65,803
BANK - MONEY CENTER 3.9%
BankAmerica Corporation                                380       27,170
Chase Manhattan Corporation                            930      107,299
Citicorp                                               250       31,266
J. P. Morgan & Company, Inc.                           100       10,975
NationsBank Corporation                                390       23,351
                                                             ----------
                                                                200,061
BANK - REGIONAL 0.3%
US Bancorp Delaware                                    130       13,219

BANK - SUPER REGIONAL 4.1%
Banc One Corporation                                   320       16,680
The Bank of New York Company, Inc.                   2,960      139,305
First Chicago NBD Corporation                          160       11,640
First Union Corporation                                310       15,209
Norwest Corporation                                    410       13,146
Wells Fargo & Company                                   50       14,569
                                                             ----------
                                                                210,549
BEVERAGE - ALCOHOLIC 0.2%
Anheuser-Busch Companies, Inc.                         270       10,783

BEVERAGE - SOFT DRINK 2.1%
The Coca-Cola Company                                1,370       77,405
PepsiCo, Inc.                                          840       30,923
                                                             ----------
                                                                108,328
BROKERAGE & INVESTMENT MANAGEMENT 1.8%
Merrill Lynch & Company, Inc.                        1,405       95,013

CHEMICAL 0.5%
The Dow Chemical Company                               130       11,797
Monsanto Company                                       320       13,680
                                                             ----------
                                                                 25,477

COMPUTER - MAINFRAME 1.0%
International Business Machines Corporation            540       52,954

COMPUTER - PERSONAL & WORKSTATION 5.3%
Compaq Computer Corporation (b)                      2,020      128,775
Dell Computer Corporation (b)                        1,370      109,771
Hewlett-Packard Company                                580       35,779
                                                             ----------
                                                                274,325
COMPUTER SOFTWARE 4.8%
Cisco Systems, Inc. (b)                                370       30,352
Computer Associates International, Inc.                800       59,650
Microsoft Corporation (b)                            1,220      158,600
                                                             ----------
                                                                248,602
COMPUTER SYSTEMS 0.4%
Oracle Systems Corporation (b)                         535       19,143

COSMETIC & PERSONAL CARE 0.5%
The Gillette Company                                   310       27,609

DIVERSIFIED OPERATIONS 1.3%
Allied Signal, Inc.                                    310       11,160
E.I. du Pont de Nemours & Company                      620       35,262
Minnesota Mining & Manufacturing Company               230       21,045
                                                             ----------
                                                                 67,467
ELECTRIC POWER 0.2%
Duke Power Company                                     200        9,650

ELECTRICAL EQUIPMENT 3.4%
Emerson Electric Company                               240       12,585
General Electric Company                             2,525      163,020
                                                             ----------
                                                                175,605
ELECTRONICS - SEMICONDUCTOR/COMPONENT 5.7%
Intel Corporation                                    1,900      146,300
Motorola, Inc.                                         330       20,378
Texas Instruments, Inc.                              1,200      128,025
                                                             ----------
                                                                294,703
FINANCE - MISCELLANEOUS 2.1%
American Express Company                             1,100       85,800
First Data Corporation                                 240        6,975
Morgan Stanley, Dean Witter, Discover & Company        320       15,680
                                                             ----------
                                                                108,455
FOOD 1.1%
Campbell Soup Company                                  250       12,891
Kellogg Company                                        230        9,904
Sara Lee Corporation                                   260       13,293
Unilever NV                                            350       18,681
                                                             ----------
                                                                 54,769
HEALTHCARE - DRUG/DIVERSIFIED 13.7%
Abbott Laboratories                                    420       25,751
American Home Products Corporation                     360       26,685
Bristol-Myers Squibb Company                           550       48,262
Johnson & Johnson                                      730       41,884
Eli Lilly & Company                                  2,550      170,531
Merck & Company, Inc.                                  670       59,798
Pfizer, Inc.                                         1,195       84,546
Pharmacia & Upjohn, Inc.                               280        8,890
Schering-Plough Corporation                            400       22,425
Warner-Lambert Company                               1,510      216,213
                                                             ----------
                                                                704,985
HEALTHCARE - INSTRUMENTATION 0.2%
Medtronic, Inc.                                        260       11,310

HEALTHCARE - PATIENT CARE 0.2%
Columbia/HCA Healthcare Corporation                    350        9,887

================================================================================
                      STRONG BLUE CHIP 100 FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
INSURANCE - DIVERSIFIED 1.8%
Travelers Group, Inc.                                1,290   $   90,300

INSURANCE - PROPERTY & CASUALTY 4.3%
The Allstate Corporation                             1,555      128,968
American International Group, Inc.                     925       94,408
                                                             ----------
                                                                223,376
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                  180       10,778

LEISURE SERVICE 0.6%
The Walt Disney Company                                370       30,432

MACHINERY - CONSTRUCTION & MINING 0.2%
Caterpillar, Inc.                                      210       10,762

MEDIA - PUBLISHING 2.1%
Time Warner, Inc.                                    1,880      108,453

MORTGAGE & RELATED SERVICE 0.8%
Federal Home Loan Mortgage Corporation                 380       14,393
Federal National Mortgage Association                  580       28,094
                                                             ----------
                                                                 42,487
OFFICE AUTOMATION 0.3%
Xerox Corporation                                      180       14,276

OIL - INTERNATIONAL INTEGRATED 5.8%
Chevron Corporation                                    360       29,857
Exxon Corporation                                    1,360       83,555
Mobil Corporation                                      430       31,309
Royal Dutch Petroleum Company - New York
  Registry Shares                                    1,180       62,098
Texaco, Inc.                                         1,590       90,531
                                                             ----------
                                                                297,350
OIL - NORTH AMERICAN INTEGRATED 0.8%
Amoco Corporation                                      270       24,756
Atlantic Richfield Company                             180       14,816
                                                             ----------
                                                                 39,572
OIL WELL EQUIPMENT & SERVICE 4.9%
Schlumberger, Ltd.                                   2,900      253,750

PAPER & FOREST PRODUCTS 0.3%
Kimberly-Clark Corporation                             310       16,101

RAILROAD 0.2%
Union Pacific Corporation                              140        8,575

RETAIL - MAJOR CHAIN 2.5%
Sears, Roebuck & Company                               220        9,213
Wal-Mart Stores, Inc.                                3,360      118,020
                                                             ----------
                                                                127,233
RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                 380       17,029

RETAIL - SPECIALTY 3.0%
The Home Depot, Inc.                                 2,805      156,028

SOAP & CLEANING PREPARATION 1.2%
Colgate Palmolive Company                              160       10,360
The Procter & Gamble Company                           750       51,000
                                                             ----------
                                                                 61,360
TELECOMMUNICATION EQUIPMENT 0.8%
Lucent Technologies, Inc.                              350       28,853
Northern Telecom, Ltd.                                 140       12,556
                                                             ----------
                                                                 41,409
TELECOMMUNICATION SERVICE 5.6%
AT&T Corporation                                       890       43,554
Bell Atlantic Corporation                              430       34,346
MCI Communications Corporation                         310       11,005
Sprint Corporation                                     190        9,880
WorldCom, Inc. (b)                                   5,700      191,663
                                                             ----------
                                                                290,448
TELEPHONE 2.1%
Ameritech Corporation                                  300       19,500
BellSouth Corporation                                  550       26,022
GTE Corporation                                        530       22,492
SBC Communications, Inc.                               500       31,813
US WEST Communications, Inc.                           270       10,749
                                                             ----------
                                                                110,576
TOBACCO 3.7%
Philip Morris Companies, Inc.                        4,840      191,785
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,092,440)                         5,059,250
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16%   $ 67,100       67,100
Johnson Controls, Inc., 5.18%                      214,300      214,300
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $281,400)                    281,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $5,373,840) 103.6%      5,340,650
Other Assets & Liabilities, Net (3.6%)                         (187,383)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $5,153,267
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                             Percentage of Net Assets
--------------------------------------------------------------------------------
United States .........................................101.8%
Netherlands ...........................................  1.6
Canada ................................................  0.2
Other Assets and Liabilities, Net ..................... (3.6)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


================================================================================
                            STRONG EQUITY INCOME FUND
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 88.6%
AEROSPACE & DEFENSE 3.1%
B.F. Goodrich & Company                             29,600   $1,319,050
Raytheon Company                                    13,500      732,375
Thiokol Corporation                                 10,600      970,563
United Technologies Corporation                     16,900    1,183,000
                                                             ----------
                                                              4,204,988
AUTOMOBILE 1.5%
Ford Motor Company                                  15,600      681,525
General Motors Corporation                          20,200    1,296,587
                                                             ----------
                                                              1,978,112

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------

================================================================================
                      STRONG EQUITY INCOME FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
BANK - MONEY CENTER 4.0%
BankAmerica Corporation                             13,600   $  972,400
Chase Manhattan Corporation                         12,400    1,430,650
Citicorp                                            12,600    1,575,787
NationsBank Corporation                             22,400    1,341,200
                                                             ----------
                                                              5,320,037
BANK - SUPER REGIONAL 3.6%
Banc One Corporation                                13,200      688,050
The Bank of New York Company, Inc.                  14,100      663,581
Comerica, Inc.                                      16,200    1,280,812
First Union Corporation                             18,200      892,938
Mellon Bank Corporation                             26,100    1,345,781
                                                             ----------
                                                              4,871,162
BEVERAGE - SOFT DRINK 1.0%
PepsiCo, Inc.                                       35,300    1,299,481

CHEMICAL - SPECIALTY 0.9%
Betzdearborn, Inc.                                  18,800    1,205,550

COMMERCIAL SERVICE 1.3%
Avery Dennison Corporation                          16,800      668,850
The Interpublic Group of Companies, Inc.            24,000    1,140,000
                                                             ----------
                                                              1,808,850
COMPUTER - MAINFRAME 1.0%
International Business Machines Corporation         13,400    1,314,038

CONTAINER 0.4%
Sealed Air Corporation (b)                           9,400      484,688

COSMETIC & PERSONAL CARE 0.7%
The Gillette Company                                10,700      952,969

DIVERSIFIED OPERATIONS 3.0%
Allied Signal, Inc.                                 26,400      950,400
Harsco Corporation                                  13,500      560,250
Johnson Controls, Inc.                              16,000      718,000
Olin Corporation                                    10,600      481,638
Textron, Inc.                                       21,900    1,266,094
                                                             ----------
                                                              3,976,382
ELECTRICAL EQUIPMENT 4.1%
Emerson Electric Company                            17,000      891,437
General Electric Company                            41,400    2,672,887
Parker-Hannifin Corporation                         22,350      934,510
Westinghouse Electric Corporation                   40,000    1,057,500
                                                             ----------
                                                              5,556,334
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
General Motors Corporation Class H                  10,100      638,825

FINANCE - MISCELLANEOUS 1.5%
American Express Company                            16,500    1,287,000
Morgan Stanley, Dean Witter, Discover & Company     14,500      710,500
                                                             ----------
                                                              1,997,500
FOOD 2.6%
CPC International, Inc.                              8,000      792,000
Dean Foods Company                                  21,400    1,012,488
Hershey Foods Corporation                            2,000      110,500
Sara Lee Corporation                                18,400      940,700
Unilever NV                                         12,800      683,200
                                                             ----------
                                                              3,538,888
HEALTHCARE - DRUG/DIVERSIFIED 5.4%
Bristol-Myers Squibb Company                        22,000    1,930,500
Johnson & Johnson                                   10,700      613,912
Eli Lilly & Company                                 24,000    1,605,000
Pfizer, Inc.                                        22,300    1,577,725
SmithKline Beecham PLC Sponsored ADR                 8,000      381,000
Warner-Lambert Company                               7,800    1,116,863
                                                             ----------
                                                              7,225,000
HEALTHCARE - MEDICAL SUPPLY 1.5%
Becton, Dickinson & Company                         10,000      460,625
McKesson Corporation                                15,100    1,620,419
                                                             ----------
                                                              2,081,044
HEALTHCARE - PATIENT CARE 1.3%
HEALTHSOUTH Corporation (b)                         29,000      741,312
Integrated Health Services, Inc.                    33,600    1,066,800
                                                             ----------
                                                              1,808,112
HOUSEHOLD APPLIANCES & FURNISHINGS 0.9%
Philips Electronics NV ADR                          15,500    1,214,813

HOUSING RELATED 1.6%
Masco Corporation                                   28,300    1,241,662
Snap-on, Inc.                                       14,700      632,100
Sherwin Williams Company                            11,600      321,900
                                                             ----------
                                                              2,195,662
INSURANCE - ACCIDENT & HEALTH 0.5%
Provident Companies, Inc.                           18,500      617,438

INSURANCE - DIVERSIFIED 1.2%
Travelers Group, Inc.                               22,866    1,600,620

INSURANCE - LIFE 0.3%
Reliastar Financial Corporation                     12,400      463,450

INSURANCE - MULTI-LINE 0.6%
UNUM Corporation                                    16,300      794,625

INSURANCE - PROPERTY & CASUALTY 2.4%
The Allstate Corporation                            12,300    1,020,131
American International Group, Inc.                  11,550    1,178,821
Chubb Corporation                                   15,800    1,046,750
                                                             ----------
                                                              3,245,702
LEISURE SERVICE 0.4%
The Walt Disney Company                              6,100      501,725

MACHINERY - AGRICULTURE 0.5%
Deere & Company                                     12,000      631,500

MACHINERY - MISCELLANEOUS 1.2%
Cooper Industries, Inc.                             13,500      703,687
Ingersoll-Rand Company                              25,200      981,225
                                                             ----------
                                                              1,684,912
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.5%
Dana Corporation                                    15,500      725,594

MEDIA - PUBLISHING 1.9%
Gannett Company, Inc.                               17,000      893,563
Houghton Mifflin Company                            13,800      489,900
McGraw-Hill, Inc.                                   17,100    1,117,912
                                                             ----------
                                                              2,501,375
MEDIA - RADIO/TV 0.5%
Tele-Communications, Inc. Class A (b)               30,000      688,125

METAL PRODUCTS & FABRICATION 0.5%
Illinois Tool Works, Inc.                           12,600      619,763

METALS & MINING 0.5%
Southdown, Inc.                                     12,800      708,800

--------------------------------------------------------------------------------
================================================================================
                     STRONG EQUITY INCOME FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
MORTGAGE & RELATED SERVICE 0.9%
Federal National Mortgage Assocation                24,300  $ 1,177,031

NATURAL GAS DISTRIBUTION 0.9%
MCN Energy Group, Inc.                              36,500    1,263,813

OFFICE AUTOMATION 2.2%
Pitney Bowes, Inc.                                  17,400    1,380,037
Xerox Corporation                                   20,200    1,602,113
                                                             ----------
                                                              2,982,150
OIL - INTERNATIONAL INTEGRATED 1.5%
Royal Dutch Petroleum Company-New York
Registry Shares                                     19,600    1,031,450
Texaco, Inc.                                        18,200    1,036,262
                                                             ----------
                                                              2,067,712
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.4%
Burlington Resources, Inc.                          12,000      587,250

OIL - NORTH AMERICAN INTEGRATED 2.0%
Amoco Corporation                                    9,900      907,706
Ashland, Inc.                                       16,700      796,381
USX-Marathon Group                                  28,900    1,033,175
                                                             ----------
                                                              2,737,262
OIL WELL EQUIPMENT & SERVICE 8.0%
Baker Hughes, Inc.                                  29,000    1,332,188
Camco International, Inc.                           10,400      751,400
Cooper Cameron Corporation (b)                      17,000    1,228,250
EVI, Inc. (b)                                       24,400    1,566,175
Nabors Industries, Inc. (b)                         31,100    1,278,988
Reading & Bates Corporation (b)                     30,700    1,300,912
Santa Fe International Corporation                  12,900      634,519
Schlumberger, Ltd.                                  24,800    2,170,000
UTI Energy Corporation (b)                           9,800      437,325
                                                             ----------
                                                             10,699,757
PAPER & FOREST PRODUCTS 1.0%
Bowater, Inc.                                       11,800      493,387
The Mead Corporation                                13,400      810,700
                                                             ----------
                                                              1,304,087
PERSONAL & COMMERCIAL LENDING 1.7%
Household International, Inc.                       12,200    1,381,650
SLM Holding Corporation                              6,000      842,250
                                                             ----------
                                                              2,223,900
POLLUTION CONTROL 0.8%
Browning-Ferris Industries, Inc.                    32,700    1,062,750

RAILROAD 0.7%
Burlington Northern Santa Fe Corporation             9,600      912,000

REAL ESTATE 4.0%
Boston Properties, Inc. (b)                          7,400      236,800
Bradley Real Estate, Inc.                           28,100      551,462
Crescent Real Estate Equities, Inc.                 32,000    1,152,000
Duke Realty Investments, Inc.                       13,400      301,500
First Union Real Estate Equity & Mortgage
  Investments                                       30,100      479,718
Patriot American Hospitality, Inc.                  36,500    1,204,500
Starwood Lodging Trust                              23,800    1,423,537
                                                             ----------
                                                              5,349,517
RETAIL - DRUG STORE 2.1%
Rite Aid Corporation                                31,600    1,876,250
Walgreen Company                                    36,000    1,012,500
                                                             ----------
                                                              2,888,750

RETAIL - MAJOR CHAIN 1.9%
Dayton Hudson Corporation                           23,000    1,444,687
Wal-Mart Stores, Inc.                               32,500    1,141,563
                                                             ----------
                                                              2,586,250
RETAIL - SPECIALTY 1.5%
Circuit City Stores, Inc.                           16,400      653,950
The Home Depot, Inc.                                25,550    1,421,219
                                                             ----------
                                                              2,075,169
SOAP & CLEANING PREPARATION 2.5%
Clorox Company                                       6,400      448,000
Colgate Palmolive Company                           18,400    1,191,400
The Procter & Gamble Company                        24,700    1,679,600
                                                             ----------
                                                              3,319,000
TELECOMMUNICATION EQUIPMENT 0.5%
Nokia Corporation Sponsored ADR                      7,500      661,875

TELECOMMUNICATION SERVICE 2.8%
AT&T Corporation                                    35,300    1,727,494
AirTouch Communications, Inc. (b)                   34,100    1,317,113
MCI Communications Corporation                       5,800      205,900
WorldCom, Inc. (b)                                  17,000      571,625
                                                             ----------
                                                              3,822,132
TELEPHONE 1.7%
BellSouth Corporation                               21,800    1,031,413
SBC Communications, Inc.                            19,000    1,208,875
                                                             ----------
                                                              2,240,288
TRUCKING 0.6%
CNF Transportation, Inc.                            17,100      763,088
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $104,342,618)                     119,179,845
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 3.1%
Corning LP Monthly Income 6.00% Securities           9,300      674,250
Houston Industries, Inc. 7.00% Automatic Common
  Exchange Securities                               30,000    1,642,500
Merrill Lynch & Company, Inc. Structured Yield
  Product, 6.50%, Due 8/15/98                        5,800      591,600
Ralston Purina Company Stock Appreciation Income
  Linked Securities, 7.00%, Due 8/01/00             10,000      630,000
SunAmerica, Inc. 8.50% Preferred Equity
  Redeemable Security Units                         13,400      588,762
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,407,192)          4,127,112
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 3.0%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02                                   $  155,000      278,612
Diamond Offshore Drilling, Inc. Subordinated
  Notes, 3.75%, Due 2/15/07                        750,000    1,210,313
Federated Department Stores, Inc. Subordinated
  Notes, 5.00%, Due 10/01/03                       200,000      275,000
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                      410,000      735,950
Loews Corporation Exchangeable Subordinated
  Notes, 3.125%, Due 9/15/07 (Exchangeable into
  Diamond Offshore Drilling, Inc. Common Stock)    500,000      566,875
World Color Press, Inc. Delaware Senior
  Subordinated Notes, 6.00%, Due 10/01/07        1,000,000      950,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $3,200,799)                     4,016,750
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                     STRONG EQUITY INCOME FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                   AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 8.2%
COMMERCIAL PAPER 1.8%
INTEREST-BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  539,600 $    539,600
General Mills, Inc., 5.15%                             100          100
Johnson Controls, Inc., 5.18%                      321,600      321,600
Pitney Bowes Credit Corporation, 5.16%             370,000      370,000
Sara Lee Corporation, 5.14%                        250,000      250,000
Warner Lambert Company, 5.14%                      705,700      705,700
Wisconsin Electric Power Company, 5.21%            189,900      189,900
                                                             ----------
                                                              2,376,900
REPURCHASE AGREEMENT 6.4%
Goldman, Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase Proceeds
  $8,604,013); Collateralized by:  $7,655,000 United
  States Treasury Bonds, 7.25%, Due 5/15/16
  (Market Value $8,780,285) (e)                  8,600,000    8,600,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,976,900)              10,976,900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $121,927,509) 102.9%  138,300,607
Other Assets & Liabilities, Net (2.9%)                       (3,814,194)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $134,486,413
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
----------------------------------------------------------------------
                                            Percentage of Net Assets
----------------------------------------------------------------------
United States ........................................  99.9%
Netherlands ..........................................   2.2
Finland ..............................................   0.5
United Kingdom .......................................   0.3
Other Assets and Liabilities, Net ....................  (2.9)
----------------------------------------------------------------------
Total                                                  100.0%
----------------------------------------------------------------------


================================================================================
                          STRONG GROWTH & INCOME FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.2%
AEROSPACE & DEFENSE 1.9%
B.F. Goodrich & Company                             50,600   $2,254,862
United Technologies Corporation                     28,700    2,009,000
                                                             ----------
                                                              4,263,862
AUTOMOBILE 1.5%
Ford Motor Company                                  24,500    1,070,344
General Motors Corporation                          35,300    2,265,819
                                                             ----------
                                                              3,336,163
BANK - MONEY CENTER 3.9%
BankAmerica Corporation                             20,400    1,458,600
Chase Manhattan Corporation                         19,900    2,295,962
Citicorp                                            22,000    2,751,375
NationsBank Corporation                             38,100    2,281,237
                                                             ----------
                                                              8,787,174
BANK - SUPER REGIONAL 3.1%
Banc One Corporation                                22,300    1,162,387
The Bank of New York Company, Inc.                  19,700      927,131
Comerica, Inc.                                      26,300    2,079,344
First Union Corporation                             23,000    1,128,437
Mellon Bank Corporation                             33,500    1,727,344
                                                             ----------
                                                              7,024,643
BEVERAGE - SOFT DRINK 1.0%
PepsiCo, Inc.                                       60,200    2,216,112

COMMERCIAL SERVICE 0.5%
The Interpublic Group of Companies, Inc.            26,850    1,275,375

COMPUTER - MAINFRAME 1.0%
International Business Machines Corporation         22,700    2,226,019

COMPUTER - PERIPHERAL EQUIPMENT 0.6%
EMC Communications Corporation (b)                  23,500    1,316,000

COMPUTER - PERSONAL & WORKSTATION 0.9%
Compaq Computer Corporation (b)                     33,600    2,142,000

COMPUTER SOFTWARE 3.7%
Cisco Systems, Inc. (b)                             34,200    2,805,469
Compuware Corporation (b)                           27,900    1,844,887
Microsoft Corporation (b)                           29,700    3,861,000
                                                             ----------
                                                              8,511,356
CONTAINER 0.4%
Sealed Air Corporation (b)                          16,500      850,781

COSMETIC & PERSONAL CARE 0.7%
The Gillette Company                                18,200    1,620,937

DIVERSIFIED OPERATIONS 3.3%
Allied Signal, Inc.                                 40,800    1,468,800
Johnson Controls, Inc.                              28,200    1,265,475
Textron, Inc.                                       37,200    2,150,625
Tyco International, Ltd.                            67,452    2,546,313
                                                             ----------
                                                              7,431,213
ELECTRICAL EQUIPMENT 3.9%
Emerson Electric Company                            28,000    1,468,250
General Electric Company                            69,600    4,493,550
Parker-Hannifin Corporation                         39,150    1,636,959
Westinghouse Electric Corporation                   51,100    1,350,956
                                                             ----------
                                                              8,949,715
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
General Motors Corporation Class H                  17,300    1,094,225

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.4%
Intel Corporation                                   11,500      885,500

FINANCE - MISCELLANEOUS 1.4%
American Express Company                            28,900    2,254,200
Morgan Stanley, Dean Witter, Discover & Company     18,500      906,500
                                                             ----------
                                                              3,160,700
FOOD 1.7%
CPC International, Inc.                             13,600    1,346,400
Interstate Bakeries Corporation                     24,100    1,539,388
Unilever NV                                         18,800    1,003,450
                                                             ----------
                                                              3,889,238
HEALTHCARE - DRUG/DIVERSIFIED 5.8%
Bristol-Myers Squibb Company                        35,900    3,150,225
Johnson & Johnson                                   18,700    1,072,913
Eli Lilly & Company                                 46,300    3,096,312
Pfizer, Inc.                                        38,000    2,688,500
Warner-Lambert Company                              22,700    3,250,356
                                                             ----------
                                                             13,258,306
HEALTHCARE - MEDICAL SUPPLY 1.6%
Becton, Dickinson & Company                         17,400      801,488
McKesson Corporation                                26,400    2,833,050
                                                             ----------
                                                              3,634,538

--------------------------------------------------------------------------------
================================================================================
                    STRONG GROWTH & INCOME FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
HEALTHCARE - PATIENT CARE 1.6%
HEALTHSOUTH Corporation (b)                         70,000   $1,789,375
Integrated Health Services, Inc.                    57,300    1,819,275
                                                             ----------
                                                              3,608,650
HOUSEHOLD APPLIANCES & FURNISHINGS 1.4%
Philips Electronics NV ADR                          25,400    1,990,725
Sunbeam Corporation                                 28,300    1,282,344
                                                             ----------
                                                              3,273,069
HOUSING RELATED 0.9%
Masco Corporation                                   46,100    2,022,637

INSURANCE - ACCIDENT & HEALTH 0.5%
Provident Companies, Inc.                           32,500    1,084,687

INSURANCE - DIVERSIFIED 1.2%
Travelers Group, Inc.                               38,800    2,716,000

INSURANCE - LIFE 0.3%
Reliastar Financial Corporation                     19,000      710,125

INSURANCE - MULTI-LINE 0.6%
UNUM Corporation                                    27,800    1,355,250

INSURANCE - PROPERTY & CASUALTY 2.1%
The Allstate Corporation                            18,900    1,567,519
American International Group, Inc.                  22,000    2,245,375
Chubb Corporation                                   16,200    1,073,250
                                                             ----------
                                                              4,886,144
LEISURE SERVICE 0.5%
The Walt Disney Company                             13,500    1,110,375

MACHINERY - AGRICULTURE 0.5%
Deere & Company                                     20,600    1,084,075

MACHINERY - MISCELLANEOUS 1.2%
Cooper Industries, Inc.                             22,500    1,172,813
Ingersoll-Rand Company                              39,900    1,553,606
                                                             ----------
                                                              2,726,419
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.6%
Dana Corporation                                    27,000    1,263,938

MEDIA - PUBLISHING 2.0%
Houghton Mifflin Company                            25,800      915,900
McGraw-Hill, Inc.                                   26,900    1,758,588
Time Warner, Inc.                                   32,300    1,863,306
                                                             ----------
                                                              4,537,794
MEDIA - RADIO/TV 2.6%
Clear Channel Communications, Inc. (b)              37,700    2,488,200
Cox Communications, Inc. Class A (b)                60,000    1,845,000
Tele-Communications, Inc. Class A (b)               70,000    1,605,625
                                                             ----------
                                                              5,938,825
METAL PRODUCTS & FABRICATION 0.6%
Illinois Tool Works, Inc.                           25,600    1,259,200

METALS & MINING 0.5%
Southdown, Inc.                                     20,300    1,124,113

MORTGAGE & RELATED SERVICE 0.9%
Federal National Mortgage Assocation                42,500    2,058,594

OFFICE AUTOMATION 2.1%
Pitney Bowes, Inc.                                  29,000    2,300,062
Xerox Corporation                                   31,900    2,530,069
                                                             ----------
                                                              4,830,131

OIL - INTERNATIONAL INTEGRATED 2.5%
British Petroleum PLC ADR                           19,400    1,702,350
Royal Dutch Petroleum Company - New York Registry
  Shares                                            25,620    1,348,253
Texaco, Inc.                                        22,400    1,275,400
YPF Sociedad Anonima ADR                            44,100    1,411,200
                                                             ----------
                                                              5,737,203
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 1.3%
Anadarko Petroleum Corporation                      13,200      966,900
Apache Corporation                                  22,700      953,400
Burlington Resources, Inc.                          20,500    1,003,219
                                                             ----------
                                                              2,923,519
OIL - NORTH AMERICAN INTEGRATED 1.2%
Amoco Corporation                                   15,500    1,421,156
Ashland, Inc.                                       26,000    1,239,875
                                                             ----------
                                                              2,661,031
OIL WELL EQUIPMENT & SERVICE 10.4%
Camco International, Inc.                           16,000    1,156,000
Cooper Cameron Corporation (b)                      44,900    3,244,025
Diamond Offshore Drilling, Inc. (b)                 48,500    3,019,125
EVI, Inc. (b)                                       40,200    2,580,337
Nabors Industries, Inc. (b)                         54,300    2,233,087
Reading & Bates Corporation (b)                     70,600    2,991,675
Santa Fe International Corporation                  40,600    1,997,013
Schlumberger, Ltd.                                  64,200    5,617,500
UTI Energy Corporation (b)                          17,100      763,088
                                                             ----------
                                                             23,601,850
PAPER & FOREST PRODUCTS 0.4%
Bowater, Inc.                                       20,800      869,700

PERSONAL & COMMERCIAL LENDING 2.3%
Associates First Capital Corporation                21,100    1,342,487
Household International, Inc.                       20,700    2,344,275
SLM Holding Corporation                             10,400    1,459,900
                                                             ----------
                                                              5,146,662
POLLUTION CONTROL 0.5%
Browning-Ferris Industries, Inc.                    34,800    1,131,000

RAILROAD 0.5%
Burlington Northern Santa Fe Corporation            12,000    1,140,000

REAL ESTATE 3.2%
Boston Properties, Inc. (b)                         12,600      403,200
Crescent Real Estate Equities, Inc.                 55,700    2,005,200
Duke Realty Investments, Inc.                       21,000      472,500
Patriot American Hospitality, Inc.                  62,000    2,046,000
Starwood Lodging Trust                              40,400    2,416,425
                                                             ----------
                                                              7,343,325
RETAIL - DISCOUNT & VARIETY 0.7%
Consolidated Stores Corporation (b)                 38,500    1,535,188

RETAIL - DRUG STORE 2.7%
CVS Corporation                                     24,000    1,471,500
Rite Aid Corporation                                55,100    3,271,563
Walgreen Company                                    51,400    1,445,625
                                                             ----------
                                                              6,188,688
RETAIL - MAJOR CHAIN 1.8%
Dayton Hudson Corporation                           39,500    2,481,094
Wal-Mart Stores, Inc.                               47,000    1,650,875
                                                             ----------
                                                              4,131,969
RETAIL - SPECIALTY 2.1%
CUC International, Inc. (b)                         37,000    1,091,500
Circuit City Stores, Inc.                           28,400    1,132,450
The Home Depot, Inc.                                43,900    2,441,938
                                                             ----------
                                                              4,665,888

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                    STRONG GROWTH & INCOME FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
SOAP & CLEANING PREPARATION 3.0%
Clorox Company                                      26,200 $  1,834,000
Colgate Palmolive Company                           31,300    2,026,675
The Procter & Gamble Company                        41,900    2,849,200
                                                             ----------
                                                              6,709,875
TELECOMMUNICATION EQUIPMENT 1.5%
Lucent Technologies, Inc.                           27,500    2,267,031
Nokia Corporation Sponsored ADR                     12,900    1,138,425
                                                             ----------
                                                              3,405,456
TELECOMMUNICATION SERVICE 2.7%
AT&T Corporation                                    60,300    2,950,931
AirTouch Communications, Inc. (b)                   52,600    2,031,675
WorldCom, Inc. (b)                                  36,200    1,217,225
                                                             ----------
                                                              6,199,831
TELEPHONE 0.9%
SBC Communications, Inc.                            32,500    2,067,813

TRUCKING 0.6%
CNF Transportation, Inc.                            30,000    1,338,750
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $195,995,081)                     218,261,631
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 1.7%
Merrill Lynch & Company, Inc. Structured Yield
  Product, 6.50%, Due 8/15/98                        8,800      897,600
SunAmerica, Inc. 8.50% Preferred Equity
  Redeemable Security Unit                          19,000      834,812
WBK Strypes Trust 10.00%                            70,000    2,170,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,527,678)          3,902,412
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.8%
COMMERCIAL PAPER 0.8%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  223,100      223,100
General Mills, Inc., 5.15%                             100          100
Johnson Controls, Inc., 5.18%                      701,100      701,100
Pitney Bowes Credit Corporation, 5.16%             300,000      300,000
Warner Lambert Company, 5.14%                      518,500      518,500
Wisconsin Electric Power Company, 5.21%            127,900      127,900
                                                             ----------
                                                              1,870,700
REPURCHASE AGREEMENT 5.0%
Goldman Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $11,405,320); Collateralized by:  $9,340,000
  United States Treasury Bonds, 8.125%, Due
  8/15/21 (Market Value $11,637,640) (e)        11,400,000   11,400,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,270,700)              13,270,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 103.7% (COST $212,793,459)  235,434,743
Other Assets and Liabilities, Net (3.7%)                     (8,434,268)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $227,000,475
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
----------------------------------------------------------------------
                                              Percentage of Net Assets
----------------------------------------------------------------------

United States ......................................... 99.9%
Netherlands ...........................................  1.9
United Kingdom ........................................  0.8
Argentina .............................................  0.6
Finland ...............................................  0.5
Other Assets and Liabilities, Net ..................... (3.7)
----------------------------------------------------------------------
Total                                                  100.0%
----------------------------------------------------------------------


================================================================================
                         STRONG LIMITED RESOURCES FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS 90.4%
DIVERSIFIED OPERATIONS 3.8%
E.I. du Pont de Nemours & Company                    3,600   $  204,750

METALS & MINING 3.6%
Aluminum Company of America                          2,600      189,800

NATURAL GAS DISTRIBUTION 14.4%
Coastal Corporation                                  3,200      192,400
Enron Corporation                                    4,700      178,600
KN Energy, Inc.                                      4,400      191,400
Questar Corporation                                  5,400      208,575
                                                             ----------
                                                                770,975
OIL - INTERNATIONAL INTEGRATED 6.9%
Chevron Corporation                                  2,300      190,756
YPF Sociedad Anonima ADR                             5,500      176,000
                                                             ----------
                                                                366,756
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 29.8%
Enron Oil & Gas Company                             10,500      221,156
Gulf Canada Resources, Ltd. ADR (b)                 24,300      203,512
Mitchell Energy & Development Corporation            8,200      205,000
Noble Affiliates, Inc.                               4,500      184,781
Ocean Energy, Inc. (b)                               3,700      228,475
Renaissance Energy, Ltd. (b)                         7,100      164,665
Seagull Energy Corporation (b)                       8,400      205,275
Union Pacific Resources Group, Inc.                  7,400      182,225
                                                             ----------
                                                              1,595,089
OIL - NORTH AMERICAN INTEGRATED 7.8%
Amerada Hess Corporation                             3,500      215,031
Transmontaigne Oil Company (b)                      11,700      201,825
                                                             ----------
                                                                416,856
OIL WELL EQUIPMENT & SERVICE 14.1%
Dresser Industries, Inc.                             4,600      193,775
Dril-Quip, Inc. (b)                                  4,000      143,500
Schlumberger, Ltd.                                   2,300      201,250
Tidewater, Inc.                                      3,300      216,769
                                                             ----------
                                                                755,294
PAPER & FOREST PRODUCTS 10.0%
Kimberly-Clark Corporation                           4,100      212,944
Weyerhaeuser Company                                 3,700      176,675
Willamette Industries, Inc.                          4,300      142,169
                                                             ----------
                                                                531,788
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,107,013)                         4,831,308
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.6%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.15%                      $      100          100
Johnson Controls, Inc., 5.18%                       61,200       61,200
Pitney Bowes Credit Corporation, 5.16%             143,000      143,000
Warner Lambert Company, 5.14%                       12,800       12,800
Wisconsin Electric Power Company, 5.21%            296,600      296,600
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $513,700)                    513,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $5,620,713) 100.0%      5,345,008
Other Assets and Liabilities, Net  0.0%                             309
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $5,345,317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                   STRONG LIMITED RESOURCES FUND (continued)
================================================================================

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
--------------------------------------------------------------------
                                            Percentage of Net Assets
--------------------------------------------------------------------
United States ......................................... 89.8%
Canada ................................................  6.9%
Argentina .............................................  3.3%
--------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------



================================================================================
                            STRONG TOTAL RETURN FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 82.6%
AUTOMOBILE 1.4%
Ford Motor Company                                 100,000  $ 4,368,750
General Motors Corporation                         115,000    7,381,562
                                                             ----------
                                                             11,750,312
BANK - MONEY CENTER 1.8%
BankAmerica Corporation                             50,000    3,575,000
Chase Manhattan Corporation                         50,000    5,768,750
Citicorp                                            45,000    5,627,812
                                                             ----------
                                                             14,971,562
BANK - REGIONAL 2.9%
Northern Trust Company                             200,000   11,700,000
US Bancorp Delaware                                125,000   12,710,937
                                                             ----------
                                                             24,410,937
BANK - SUPER REGIONAL 2.5%
The Bank of New York Company, Inc.                 130,000    6,118,125
Mellon Bank Corporation                            120,000    6,187,500
Norwest Corporation                                250,000    8,015,625
                                                             ----------
                                                             20,321,250
BEVERAGE - SOFT DRINK 0.5%
PepsiCo, Inc.                                      110,000    4,049,375

BROKERAGE & INVESTMENT MANAGEMENT 2.1%
Franklin Resources, Inc.                            75,000    6,740,625
Merrill Lynch & Company, Inc.                      160,000   10,820,000
                                                             ----------
                                                             17,560,625
COMMERCIAL SERVICE 0.7%
Avis Rent A Car, Inc. (b)                          210,000    5,761,875

COMPUTER - MAINFRAME 0.5%
International Business Machines Corporation         40,000    3,922,500

COMPUTER - PERSONAL & WORKSTATION 0.2%
Dell Computer Corporation (b)                       25,000    2,003,125

COMPUTER SERVICE 0.6%
HBO & Company                                      120,000    5,220,000

COMPUTER SOFTWARE 3.0%
Cisco Systems, Inc. (b)                            110,000    9,023,437
Microsoft Corporation (b)                           90,000   11,700,000
PeopleSoft, Inc. (b)                                70,000    4,401,250
                                                             ----------
                                                             25,124,687
COSMETIC & PERSONAL CARE 0.7%
The Gillette Company                                65,000    5,789,062

DIVERSIFIED OPERATIONS 1.4%
Tyco International, Ltd.                           300,000   11,325,000

ELECTRICAL EQUIPMENT 3.3%
General Electric Company                           200,000   12,912,500
Parker-Hannifin Corporation                         80,000    3,345,000
Westinghouse Electric Corporation                  420,000   11,103,750
                                                             ----------
                                                             27,361,250
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.5%
Intel Corporation                                   50,000    3,850,000

FINANCE - MISCELLANEOUS 1.4%
American Express Company                           100,000    7,800,000
Morgan Stanley, Dean Witter, Discover & Company     70,000    3,430,000
                                                             ----------
                                                             11,230,000
HEALTHCARE - DRUG/DIVERSIFIED 6.6%
American Home Products Corporation                  50,000    3,706,250
Eli Lilly & Company                                290,000   19,393,750
Pfizer, Inc.                                       170,000   12,027,500
Schering-Plough Corporation                         50,000    2,803,125
Warner-Lambert Company                             120,000   17,182,500
                                                             ----------
                                                             55,113,125
HEALTHCARE - INSTRUMENTATION 0.9%
Medtronic, Inc.                                    180,000    7,830,000

HEALTHCARE - MEDICAL SUPPLY 2.7%
Cardinal Health, Inc.                              110,000    8,167,500
McKesson Corporation                               130,000   13,950,625
                                                             ----------
                                                             22,118,125
HEALTHCARE - PATIENT CARE 0.7%
HEALTHSOUTH Corporation (b)                        235,000    6,007,188

HOUSEHOLD APPLIANCES & FURNISHINGS 1.5%
Sunbeam Corporation                                280,000   12,687,500

INSURANCE - DIVERSIFIED 1.3%
Travelers Group, Inc.                              150,000   10,500,000

INSURANCE - MULTI-LINE 1.1%
MGIC Investment Corporation                        145,000    8,745,313

INSURANCE - PROPERTY & CASUALTY 0.7%
The Allstate Corporation                            50,000    4,146,875
American International Group, Inc.                  20,000    2,041,250
                                                             ----------
                                                              6,188,125
LEISURE SERVICE 1.9%
The Walt Disney Company                             40,000    3,290,000
HFS, Inc. (b)                                      110,000    7,755,000
Hilton Hotels Corporation                          150,000    4,621,875
                                                             ----------
                                                             15,666,875
MACHINERY - MISCELLANEOUS 0.4%
Ingersoll-Rand Company                              85,000    3,309,688

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.4%
Dana Corporation                                   200,000    9,362,500
PACCAR, Inc.                                        50,000    2,253,125
                                                             ----------
                                                             11,615,625
MEDIA - PUBLISHING 0.6%
Time Warner, Inc.                                   90,000    5,191,875

MORTGAGE & RELATED SERVICE 0.6%
Federal Home Loan Mortgage Corporation              75,000    2,840,625
Federal National Mortgage Association               50,000    2,421,875
                                                             ----------
                                                              5,262,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                      STRONG TOTAL RETURN FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION 1.3%
Enron Corporation                                  170,000 $  6,460,000
The Williams Companies, Inc.                        90,000    4,584,375
                                                             ----------
                                                             11,044,375
OFFICE AUTOMATION 0.6%
Xerox Corporation                                   60,000    4,758,750

OIL - INTERNATIONAL INTEGRATED 2.0%
Chevron Corporation                                105,000    8,708,438
Texaco, Inc.                                       140,000    7,971,250
                                                             ----------
                                                             16,679,688
OIL - NORTH AMERICAN INTEGRATED 0.8%
Atlantic Richfield Company                          80,000    6,585,000

OIL WELL EQUIPMENT & SERVICE 9.1%
Baker Hughes, Inc.                                 100,000    4,593,750
Camco International, Inc.                          105,000    7,586,250
Cooper Cameron Corporation (b)                     124,800    9,016,800
Diamond Offshore Drilling, Inc.                    110,000    6,847,500
Halliburton Company                                180,000   10,732,500
Helmerich & Payne, Inc.                             80,000    6,455,000
Nabors Industries, Inc. (b)                         50,000    2,056,250
Santa Fe International Corporation                 150,000    7,378,125
Schlumberger, Ltd.                                 205,000   17,937,500
Smith International, Inc. (b)                       45,000    3,431,250
                                                             ----------
                                                             76,034,925
PAPER & FOREST PRODUCTS 1.3%
Fort James Corporation                             270,000   10,715,625

PERSONAL & COMMERCIAL LENDING 0.9%
Household International, Inc.                       67,400    7,633,050

REAL ESTATE 5.2%
Cali Realty Corporation                            100,000    4,050,000
Glenborough Realty Trust, Inc.                     178,900    4,584,313
Meditrust Corporation                              125,000    5,343,750
Patriot American Hospitality, Inc.                 285,000    9,405,000
Starwood Lodging Trust                             270,000   16,149,375
Vornado Realty Trust                                86,000    3,837,750
                                                             ----------
                                                             43,370,188
RETAIL - DEPARTMENT STORE 1.8%
Kohl's Corporation (b)                             225,000   15,103,125

RETAIL - DRUG STORE 2.7%
CVS Corporation                                    100,000    6,131,250
Rite Aid Corporation                               170,000   10,093,750
Walgreen Company                                   230,000    6,468,750
                                                             ----------
                                                             22,693,750
RETAIL - FOOD CHAIN 0.9%
Safeway, Inc. (b)                                  125,000    7,265,625

RETAIL - MAJOR CHAIN 1.2%
Dayton Hudson Corporation                          105,000    6,595,313
Wal-Mart Stores, Inc.                               90,000    3,161,250
                                                             ----------
                                                              9,756,563
RETAIL - SPECIALTY 2.0%
The Gap, Inc.                                       50,000    2,659,375
The Home Depot, Inc.                               120,000    6,675,000
Nordstrom, Inc.                                    120,000    7,350,000
                                                             ----------
                                                             16,684,375
SAVINGS & LOAN 3.8%
H.F. Ahmanson & Company                            100,000    5,900,000
TCF Financial Corporation                          215,000   12,228,125
Washington Mutual, Inc.                            200,000   13,687,500
                                                             ----------
                                                             31,815,625

SOAP & CLEANING PREPARATION 0.4%
The Procter & Gamble Company                        50,000    3,400,000

TELECOMMUNICATION EQUIPMENT 2.2%
LM Ericsson Telephone Company ADR Class B           80,000    3,540,000
Lucent Technologies, Inc.                          110,000    9,068,125
Tellabs, Inc. (b)                                  100,000    5,400,000
                                                             ----------
                                                             18,008,125
TELECOMMUNICATION SERVICE 1.5%
AT&T Corporation                                    90,000    4,404,375
Bell Atlantic Corporation                           30,000    2,396,250
WorldCom, Inc. (b)                                 170,000    5,716,250
                                                             ----------
                                                             12,516,875
TELEPHONE 0.3%
BellSouth Corporation                               50,000    2,365,625

TRUCKING 0.7%
CNF Transportation, Inc.                           125,000    5,578,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $628,375,568)                     686,896,913
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 3.2%
Automatic Common Exchange Securities
  Trust II 6.50%                                    50,000    1,412,500
Chancellor Media 6.00% (Acquired 6/11/97;
  Cost $6,000,000) (d)                             120,000    7,440,000
Houston Industries, Inc. Automatic Common
  Exchange Securities 7.00%                        150,000    8,212,500
McKesson Financing Trust 5.00% (Acquired 2/13/97;
  Cost $2,500,000) (d)                              50,000    3,834,400
Snyder Trust Structured Yield Product
  (Exchangeable for Snyder Communications, Inc.
  Common Stock), 6.50%, Due 11/15/00               125,000    3,500,000
WorldCom, Inc. 8.00%                                20,000    2,340,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $23,956,450)        26,739,400
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.7%
Capstar Hotel Corporation Subordinated Notes,
  4.75%, Due 10/15/04                           $1,500,000    1,548,750
Corestaff, Inc. Subordinated Notes, 2.94%,
  Due 8/15/04                                    3,950,000    3,253,812
EVI, Inc. Subordinated Debentures, 5.00%, Due
  11/01/27 (Acquired 10/29/97; Cost $3,000,000)
  (d)                                            3,000,000    3,007,500
Halter Marine Group, Inc. Subordinated Notes,
  4.50%, Due 9/15/04 (Acquired 9/10/97 - 10/06/97;
  Cost $2,630,000) (d)                           2,500,000    3,156,250
Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                   2,000,000    2,577,500
Interpublic Group Companies, Inc. Subordinated
  Notes, 1.80%, Due 9/16/04 (Acquired 9/10/97;
  Cost $2,400,210) (d)                           3,000,000    2,456,250
Rite Aid Corporation Subordinated Notes, 5.25%,
  Due 9/15/02 (Acquired 10/29/97; Cost
  $2,122,500) (d)                                2,000,000    2,157,500
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/12/95 - 10/07/97;
  Cost $3,814,375) (d)                           3,500,000    4,466,875
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $21,405,633)                   22,624,437
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                      STRONG TOTAL RETURN FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 9.1%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  161,900 $    161,900
Johnson Controls, Inc., 5.18%                      735,000      735,000
Wisconsin Electric Power Company, 5.21%            144,400      144,400
                                                             ----------
                                                              1,041,300
REPURCHASE AGREEMENT 9.0%
Goldman, Sachs & Company (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $74,534,767); Collateralized by: $71,880,000
  United States Treasury Bonds, 8.875%,
  Due 2/15/99 (Market Value $76,049,040)(e)     74,500,000   74,500,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $75,541,300)              75,541,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $749,278,951) 97.6%   811,802,050
Other Assets and Liabilites, Net 2.4%                        19,782,124
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $831,584,174
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
----------------------------------------------------------------------
                                              Percentage of Net Assets
----------------------------------------------------------------------
United States ......................................... 97.2%
Sweden ................................................  0.4
Other Assets and Liabilities, Net .....................  2.4
----------------------------------------------------------------------
Total                                                  100.0%
----------------------------------------------------------------------



LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.



                       See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
October 31, 1997
                                                                            (In Thousands, Except Per Share Amounts)

                                                             STRONG AMERICAN   STRONG ASSET        STRONG BLUE     STRONG EQUITY
                                                             UTILITIES FUND   ALLOCATION FUND     CHIP 100 FUND     INCOME FUND
                                                             ---------------  ---------------     -------------    -------------
ASSETS:

   Investments in Securities, at Value (Cost of $116,251,
     $268,334, $5,374 and $121,928, respectively)               $134,849         $286,398            $5,341           $138,301
   Receivable for Securities Sold                                    197            4,705                84                155
   Receivable for Fund Shares Sold                                     5               __                 1                 30
   Dividends and Interest Receivable                                 699            1,046                 5                177
   Other Assets                                                       17               28                 2                 28
                                                                --------         --------            ------           --------
   Total Assets                                                  135,767          292,177             5,433            138,691
LIABILITIES:
   Payable for Securities Purchased                                  925           15,333               278              4,139
   Accrued Operating Expenses and Other Liabilities                   47               86                 2                 66
                                                                --------         --------            ------           --------
   Total Liabilities                                                 972           15,419               280              4,205
                                                                --------         --------            ------           --------
NET ASSETS                                                      $134,795         $276,758            $5,153           $134,486
                                                                ========         ========            ======           ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                $107,285         $232,546            $5,211           $112,424
   Undistributed Net Investment Income                               534              784                 6                 72
   Undistributed Net Realized Gain (Loss)                          8,378           25,097               (31)             5,617
   Net Unrealized Appreciation (Depreciation)                     18,598           18,331               (33)            16,373
                                                                --------         --------            ------           --------
   Net Assets                                                   $134,795         $276,758            $5,153           $134,486
                                                                ========         ========            ======           ========
Capital Shares Outstanding (Unlimited Number Authorized)           9,650           12,910               496              8,492

NET ASSET VALUE PER SHARE                                         $13.97           $21.44            $10.39             $15.84
                                                                  ======           ======            ======             ======




                                                                             STRONG GROWTH &      STRONG LIMITED     STRONG TOTAL
                                                                               INCOME FUND        RESOURCES FUND     RETURN FUND
                                                                             ---------------      --------------     ------------
ASSETS:
   Investments in Securities, at Value
     (Cost of $212,793, $5,621 and $749,279, respectively)                      $235,435             $5,345            $811,802
   Receivable for Securities Sold                                                  2,266                 __              40,980
   Receivable for Fund Shares Sold                                                     4                 __                  __
   Dividends and Interest Receivable                                                 245                  4                 716
   Other Assets                                                                       26                  3                  51
                                                                                --------             ------            --------
   Total Assets                                                                  237,976              5,352             853,549
LIABILITIES:
   Payable for Securities Purchased                                               10,789                 __              21,826
   Payable for Fund Shares Redeemed                                                   90                 __                   2
   Accrued Operating Expenses and Other Liabilities                                   97                  7                 137
                                                                                --------             ------            --------
   Total Liabilities                                                              10,976                  7              21,965
                                                                                --------             ------            --------
NET ASSETS                                                                      $227,000             $5,345            $831,584
                                                                                ========             ======            ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                $195,162             $5,618            $599,327
   Undistributed Net Investment Income                                                56                 __                 267
   Undistributed Net Realized Gain                                                 9,141                  3             169,467
   Net Unrealized Appreciation (Depreciation)                                     22,641               (276)             62,523
                                                                                --------             ------            --------
   Net Assets                                                                   $227,000             $5,345            $831,584
                                                                                ========             ======            ========
Capital Shares Outstanding (Unlimited Number Authorized)                          13,883                562              25,458

NET ASSET VALUE PER SHARE                                                         $16.35              $9.51              $32.66
                                                                                  ======              =====              ======


                                            See notes to financial statements.


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
For the Period Ended October 31, 1997 (Note 1)
                                                                              (In Thousands)

                                             STRONG        STRONG       STRONG       STRONG       STRONG       STRONG     STRONG
                                            AMERICAN        ASSET      BLUE CHIP     EQUITY       GROWTH       LIMITED     TOTAL
                                            UTILITIES    ALLOCATION       100        INCOME      & INCOME     RESOURCES   RETURN
                                              FUND          FUND         FUND         FUND         FUND         FUND       FUND
                                            ---------    ----------    ---------     ------      --------     ---------   ------
INCOME:
   Dividends                                 $ 5,027      $ 3,582         $15        $ 1,540      $ 2,077       $  2     $ 10,308
   Interest                                      335        8,373           3            198          171          5        2,831
                                             -------      -------         ---        -------      -------       ----     --------
   Total Income                                5,362       11,955          18          1,738        2,248          7       13,139
EXPENSES:
   Investment Advisory Fees                      974        2,231           9            668        1,056          3        6,412
   Custodian Fees                                 20           82           1             16           24         __           71
   Shareholder Servicing Costs                   328          594           5            164          320          1        1,578
   Professional Fees                              17           25           2             13           14          2           40
   Reports to Shareholders                        54           78           4             30           64         __          242
   Federal and State Registration Fees            49           33           3             54           86          1           36
   Other                                          22           21          __              7            9         __           56
                                             -------      -------         ---        -------      -------       ----     --------
   Total Expenses before Waivers and
     Absorptions                               1,464        3,064          24            952        1,573          7        8,435
   Voluntary and Involuntary Expense Waivers
     and Absorptions by Advisor                   __           __         (12)            __           __         __           __
                                             -------      -------         ---        -------      -------       ----     --------
   Expenses, Net                               1,464        3,064          12            952        1,573          7        8,435
                                             -------      -------         ---        -------      -------       ----     --------
NET INVESTMENT INCOME                          3,898        8,891           6            786          675         __        4,704
REALIZED AND UNREALIZED
   GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                               8,697       25,882         (31)         5,862        9,170          3      173,451
     Futures Contracts, Options and Forward
        Foreign Currency Contracts                __        1,843          --             __           __         __         (182)
                                             -------      -------         ---        -------      -------       ----     --------
     Net Realized Gain (Loss)                  8,697       27,725         (31)         5,862        9,170          3      173,269
   Change in Unrealized Appreciation/
     Depreciation on:
     Investments                               9,980       11,549         (33)        14,009       21,494       (276)     (12,034)
     Futures Contracts, Options and Forward
        Foreign Currency Contracts                --          468          --             __           --         __           __
                                             -------      -------         ---        -------      -------       ----     --------
     Net Change in Unrealized
        Appreciation/Depreciation              9,980       12,017         (33)        14,009       21,494       (276)     (12,034)
                                             -------      -------         ---        -------      -------       ----     --------
NET GAIN (LOSS)                               18,677       39,742         (64)        19,871       30,664       (273)     161,235
                                             -------      -------         ---        -------      -------       ----     --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          $22,575      $48,633        ($58)       $20,657      $31,339      ($273)    $165,939
                                             =======      =======         ===        =======      =======       ====     ========

                                            See notes to financial statements.
                                                                                                                               31


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)
                                                                         STRONG AMERICAN                     STRONG ASSET
                                                                         UTILITIES FUND                     ALLOCATION FUND
                                                                  -----------------------------      -----------------------------
                                                                   YEAR ENDED      YEAR ENDED          YEAR ENDED     YEAR ENDED
                                                                  OCT. 31, 1997   OCT. 31, 1996      OCT. 31, 1997   OCT. 31, 1996
                                                                  -------------   -------------      -------------   -------------
OPERATIONS:
   Net Investment Income                                            $  3,898        $  4,070            $  8,891       $ 10,344
   Net Realized Gain                                                   8,697           8,401              27,725         18,985
   Change in Unrealized Appreciation/Depreciation                      9,980          (1,982)             12,017         (5,538)
                                                                    --------        --------            --------       --------
   Increase in Net Assets Resulting from Operations                   22,575          10,489              48,633         23,791

DISTRIBUTIONS:
   From Net Investment Income                                         (3,740)         (3,904)             (8,891)       (11,071)
   In Excess of Net Investment Income                                     --              --              (1,239)            --
   From Net Realized Gains                                            (6,816)             --             (19,794)       (15,048)
                                                                    --------        --------            --------       --------
   Total Distributions                                               (10,556)         (3,904)            (29,924)       (26,119)

CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold                                          65,936         158,043              30,437         42,832
   Proceeds from Reinvestment of Dividends                             9,984           3,644              28,934         25,146
   Payment for Shares Redeemed                                       (75,630)       (137,482)            (64,492)       (63,202)
                                                                    --------        --------            --------       --------
   Increase (Decrease) in Net Assets from Capital Share Transactions     290          24,205              (5,121)         4,776
                                                                    --------        --------            --------       --------

TOTAL INCREASE IN NET ASSETS                                          12,309          30,790              13,588          2,448
NET ASSETS:
   Beginning of Period                                               122,486          91,696             263,170        260,722
                                                                    --------        --------            --------       --------
   End of Period                                                    $134,795        $122,486            $276,758       $263,170
                                                                    ========        ========            ========       ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                5,000          12,627               1,500          2,141
   Issued in Reinvestment of Dividends                                   776             293               1,472          1,274
   Redeemed                                                           (5,817)        (11,043)             (3,143)        (3,168)
                                                                      ------         -------              ------         ------
   Net Increase (Decrease)in Shares of the Fund                          (41)          1,877                (171)           247
                                                                      ======         =======              ======         ======


                                                                                   STRONG BLUE               STRONG EQUITY
                                                                                  CHIP 100 FUND               INCOME FUND
                                                                                  -------------      ----------------------------
                                                                                  PERIOD ENDED        YEAR ENDED    PERIOD ENDED
                                                                                  OCT. 31, 1997      OCT. 31, 1997  OCT. 31, 1996
                                                                                  -------------      -------------  -------------
                                                                                    (NOTE 1)                          (NOTE 1)
OPERATIONS:
   Net Investment Income                                                            $    6              $    786      $    220
   Net Realized Gain (Loss)                                                            (31)                5,862          (226)
   Change in Unrealized Appreciation/Depreciation                                      (33)               14,009         2,365
                                                                                    ------               -------        ------
   Increase (Decrease) in Net Assets Resulting from Operations                         (58)               20,657         2,359

DISTRIBUTIONS:
   From Net Investment Income                                                           --                  (742)         (212)

CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold                                                         7,694               134,486        30,697
   Proceeds from Reinvestment of Dividends                                              --                   709           207
   Payment for Shares Redeemed                                                      (2,483)              (49,347)       (4,328)
                                                                                    ------               -------        ------
   Increase in Net Assets from Capital Share Transactions                            5,211                85,848        26,576

TOTAL INCREASE IN NET ASSETS                                                         5,153               105,763        28,723
NET ASSETS:
   Beginning of Period                                                                  --                28,723            --
                                                                                    ------              --------      --------
   End of Period                                                                    $5,153              $134,486      $ 28,723
                                                                                    ======              ========      ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                                730                 9,463         2,756
   Issued in Reinvestment of Dividends                                                  --                    48            18
   Redeemed                                                                           (234)               (3,407)         (386)
                                                                                       ---                 -----         -----
   Net Increase in Shares of the Fund                                                  496                 6,104         2,388
                                                                                       ===                 =====         =====


                                            See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)
                                                                          STRONG GROWTH                     STRONG LIMITED
                                                                          & INCOME FUND                     RESOURCES FUND
                                                                  -----------------------------             --------------
                                                                   YEAR ENDED     PERIOD ENDED               PERIOD ENDED
                                                                  OCT. 31, 1997   OCT. 31, 1996              OCT. 31, 1997
                                                                  -------------   -------------              -------------
                                                                                    (NOTE 1)                   (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $    675        $    30                    $   __
   Net Realized Gain                                                   9,170             27                         3
   Change in Unrealized Appreciation/Depreciation                     21,494          1,147                      (276)
                                                                    --------        -------                    ------
   Increase (Decrease) in Net Assets Resulting from Operations        31,339          1,204                      (273)

DISTRIBUTIONS:
   From Net Investment Income                                           (627)           (21)                       --
   From Net Realized Gains                                               (56)            --                        --
                                                                    --------        -------                    ------
   Total Distributions                                                  (683)           (21)                       --

CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold                                         240,930         20,948                     5,885
   Proceeds from Reinvestment of Dividends                               663             19                        --
   Payment for Shares Redeemed                                       (63,239)        (4,160)                     (267)
                                                                    --------        -------                    ------
   Increase in Net Assets from Capital Share Transactions            178,354         16,807                     5,618
                                                                    --------        -------                    ------

TOTAL INCREASE IN NET ASSETS                                         209,010         17,990                     5,345
NET ASSETS:
   Beginning of Period                                                17,990             --                        --
                                                                    --------        -------                    ------
   End of Period                                                    $227,000        $17,990                    $5,345
                                                                    ========        =======                    ======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                               16,654          1,816                       590
   Issued in Reinvestment of Dividends                                    44              2                        --
   Redeemed                                                           (4,267)          (365)                      (28)
                                                                      ------          -----                       ---
   Net Increase in Shares of the Fund                                 12,431          1,453                       562
                                                                      ======          =====                       ===


                                                                                                             STRONG TOTAL
                                                                                                              RETURN FUND
                                                                                                     ----------------------------
                                                                                                      YEAR ENDED     YEAR ENDED
                                                                                                     OCT. 31, 1997  OCT. 31, 1996
                                                                                                     -------------  -------------
OPERATIONS:
   Net Investment Income                                                                               $  4,704        $  5,816
   Net Realized Gain                                                                                    173,269         116,429
   Change in Unrealized Appreciation/Depreciation                                                       (12,034)         (4,578)
                                                                                                       --------        --------
   Increase in Net Assets Resulting from Operations                                                     165,939         117,667

DISTRIBUTIONS:
   From Net Investment Income                                                                            (4,704)         (5,816)
   In Excess of Net Investment Income                                                                    (4,072)         (1,467)
   From Net Realized Gains                                                                             (111,146)        (29,798)
                                                                                                       --------        --------
   Total Distributions                                                                                 (119,922)        (37,081)

CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold                                                                            199,390         181,834
   Proceeds from Reinvestment of Dividends                                                              117,046          36,262
   Payment for Shares Redeemed                                                                         (291,089)       (209,420)
                                                                                                       --------        --------
   Increase in Net Assets from Capital Share Transactions                                                25,347           8,676
                                                                                                       --------        --------

TOTAL INCREASE IN NET ASSETS                                                                             71,364          89,262
NET ASSETS:
   Beginning of Period                                                                                  760,220         670,958
                                                                                                       --------        --------
   End of Period                                                                                       $831,584        $760,220
                                                                                                       ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                                                   6,598           6,135
   Issued in Reinvestment of Dividends                                                                    4,226           1,272
   Redeemed                                                                                              (9,605)         (7,115)
                                                                                                          -----           -----
   Net Increase in Shares of the Fund                                                                     1,219             292
                                                                                                          =====           =====

                                            See notes to financial statements.
                                                                                                                             33

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Conservative Equity Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:

     - Strong American Utilities Fund (a series of Strong Conservative Equity Funds, Inc.)**
     - Strong Asset Allocation Fund, Inc.*
     - Strong Blue Chip 100 Fund (a series of Strong Conservative Equity Funds, Inc.)*
     - Strong Equity Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
     - Strong Growth & Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
     - Strong Limited Resources Fund (a series of Strong Conservative Equity Funds, Inc.)*
     - Strong Total Return Fund, Inc.*

          * Diversified fund
         ** Non-diversified fund

     The inception date for Strong Equity Income Fund and Strong Growth & Income Fund is December 29, 1995. The inception date for Strong Blue Chip 100 Fund is June 30, 1997. The inception date for Strong Limited Resources Fund is September 30, 1997.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at October 31, 1997 were as follows:

                                              AGGREGATE         AGGREGATE          PERCENT OF
                                                 COST           FAIR VALUE         NET ASSETS         LIQUID*
                                             -----------       -----------         ----------         -------
          Strong Asset Allocation Fund       $25,831,308       $27,201,200            9.8%             89.4%
          Strong Total Return Fund            22,467,085        26,518,775            3.2%            100.0%

             *Of these securities, which are restricted from resale, the above percentage is Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund and Strong Blue Chip 100 Fund 0.75%, Strong Equity Income Fund and Strong Growth &Income Fund 0.80%, Strong Asset Allocation Fund and Strong Total Return Fund 0.85% of the first $35 million and 0.80% thereafter, and Strong Limited Resources Fund 1.00%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the year ended October 31, 1997 totaled $244,297.

     Scarborough Investment Advisors LLC ("Scarborough") manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

--------------------------------------------------------------------------------
October 31, 1997

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the period ended October 31, 1997 is as follows:

                                                                 PAYABLE TO          OTHER SHAREHOLDER
                                                               (RECEIVABLE FROM)          SERVICING          UNAFFILIATED
                                                                  ADVISOR AT            EXPENSES PAID         DIRECTORS'
                                                               OCTOBER 31, 1997          TO ADVISOR              FEES
                                                               ----------------       -----------------      ------------
          Strong American Utilities Fund                           $23,936                $ 4,109             $ 2,849
          Strong Asset Allocation Fund                                 971                  9,704               4,767
          Strong Blue Chip 100 Fund                                  1,753                    160                  __
          Strong Equity Income Fund                                 31,663                  1,992               1,531
          Strong Growth & Income Fund                               29,947                  4,989               1,753
          Strong Limited Resources Fund                              3,147                     __                  __
          Strong Total Return Fund                                 (16,497)                17,860              11,267

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended October 31, 1997 were as follows:

                                                                PURCHASES                              SALES
                                                    -------------------------------      -------------------------------
                                                    U.S. GOVERNMENT                      U.S. GOVERNMENT
                                                      AND AGENCY          OTHER            AND AGENCY          OTHER
                                                    ---------------  --------------      ---------------  --------------

           Strong American Utilities Fund            $        __     $   75,914,525      $        __      $   84,815,755
           Strong Asset Allocation Fund               62,488,452        643,769,722       69,872,906         658,818,245
           Strong Blue Chip 100 Fund                          __          5,982,307               __             858,621
           Strong Equity Income Fund                          __        200,401,691           10,272         119,984,376
           Strong Growth & Income Fund                        __        476,796,281           31,513         302,058,990
           Strong Limited Resources Fund                      __          5,163,903               __              59,483
           Strong Total Return Fund                           __      2,979,229,315               __       3,132,014,878

5.   INCOME TAX INFORMATION
     At October 31, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                                                                                             NET
                                      FEDERAL TAX       UNREALIZED       UNREALIZED      APPRECIATION/     NET CAPITAL LOSS
                                          COST         APPRECIATION     DEPRECIATION    (DEPRECIATION)        CARRYOVERS
                                     ------------      ------------     ------------    --------------     ----------------

     Strong American Utilities Fund  $116,832,061      $19,617,915       $1,600,507       $18,017,408             $   __
     Strong Asset Allocation Fund     268,991,420       23,321,853        5,915,763        17,406,090                 __
     Strong Blue Chip 100 Fund          5,392,526          197,024          248,900          (51,876)             12,561
     Strong Equity Income Fund        122,229,785       17,832,502        1,761,680        16,070,822                 __
     Strong Growth & Income Fund      213,128,042       26,504,871        4,198,170        22,306,701                 __
     Strong Limited Resources Fund      5,620,713           71,100          346,805         (275,705)                 __
     Strong Total Return Fund         754,625,525       72,383,778       15,207,253        57,176,525                 __

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the period ended October 31, 1997 which is designated as qualifying for the dividends-received deduction are as follows: Strong American Utilities Fund 100.0%, Strong Asset Allocation Fund 10.5%, Strong Blue Chip 100 Fund 0.0%, Strong Equity Income Fund 100.0%, Strong Growth &Income Fund 100.0%, Strong Limited Resources Fund 0.0%, and Strong Total Return Fund 13.6%.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------


STRONG AMERICAN UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------
                                 SELECTED PER-SHARE DATA (a)
---------------------------------------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------   ----------------------------------------------

                                      Net Realized
               Net Asset             and Unrealized   Total                            In Excess                 Net Asset
                 Value,      Net          Gains       from        From Net   From Net    of Net                    Value,
               Beginning  Investment  (Losses) on   Investment   Investment  Realized  Realized       Total        End of
               of Period    Income    Investments   Operations     Income      Gains     Gains    Distributions    Period

Oct. 31, 1997    $12.64    $0.40         $1.98       $2.38        ($0.38)     ($0.67)       __       ($1.05)      $13.97
Oct. 31, 1996     11.73     0.40          0.90        1.30         (0.39)         __        __        (0.39)       12.64
Oct. 31, 1995(c)   9.46     0.27          2.25        2.52         (0.25)         __        __        (0.25)       11.73
Dec. 31, 1994     10.19     0.46         (0.73)      (0.27)        (0.46)         __        __        (0.46)        9.46
Dec. 31, 1993(d)  10.00     0.18          0.27        0.45         (0.18)      (0.05)   ($0.03)       (0.26)       10.19


STRONG AMERICAN UTILITIES FUND (continued)
-------------------------------------------------------------------------------------------------------
                                              RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------------------

                              Net                  Ratio of Expenses  Ratio of Net
                            Assets,      Ratio of   to Average Net     Investment             Average
                             End of      Expenses   Assets Without      Income    Portfolio  Commission
                   Total   Period (In   to Average   Waivers and       to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Absorptions       Net Assets   Rate       Paid(b)

Oct. 31, 1997      +19.7%    $135          1.1%          1.1%             3.0%       61.9%    $0.0598
Oct. 31, 1996      +11.2%     122          1.2%          1.2%             3.2%       84.0%     0.0599
Oct. 31, 1995(c)   +26.9%      92          1.2%*         1.2%*            3.4%*      56.4%
Dec. 31, 1994       -2.6%      38          0.5%          1.6%             4.8%      105.4%
Dec. 31, 1993(d)    +4.5%      32          0.0%          1.4%*            5.6%*      89.3%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.
(d) Inception date is July 1, 1993. Total return and portfolio turnover rate are not annualized.



STRONG ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
                                    SELECTED PER-SHARE DATA(a)
------------------------------------------------------------------------------------------------------------------------------------

                           INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------   -------------------------------------------------------

                                      Net Realized
               Net Asset             and Unrealized   Total                 In Excess            In Excess                 Net Asset
                 Value,      Net          Gains       from        From Net   of Net    From Net    of Net                    Value,
               Beginning  Investment  (Losses) on   Investment   Investment Investment Realized  Realized       Total        End of
               of Period    Income    Investments   Operations     Income     Income    Gains      Gains     Distributions   Period

Oct. 31, 1997    $20.12    $0.67         $2.96       $3.63        ($0.67)    ($0.10)   ($1.54)       __        ($2.31)      $21.44
Oct. 31, 1996     20.31     0.78          1.05        1.83         (0.84)        __     (1.18)       __         (2.02)       20.12
Oct. 31, 1995(c)  17.91     0.66          2.32        2.98         (0.58)        __        __        __         (0.58)       20.31
Dec. 31, 1994     19.06     0.70         (0.99)      (0.29)        (0.70)        __        __    ($0.16)        (0.86)       17.91
Dec. 31, 1993     18.49     0.82          1.81        2.63         (0.82)        __     (1.24)       __         (2.06)       19.06
Dec. 31, 1992     19.68     0.87         (0.25)       0.62         (0.87)        __     (0.94)       __         (1.81)       18.49


STRONG ASSET ALLOCATION FUND (continued)
-------------------------------------------------------------------------------------
                                      RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                              Net                   Ratio of Net
                            Assets,      Ratio of    Investment             Average
                             End of      Expenses     Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets   Rate       Paid(b)


Oct. 31, 1997      +19.3%    $277          1.1%          3.2%     276.5%     $0.0443
Oct. 31, 1996       +9.5%     263          1.1%          3.9%     446.7%      0.0469
Oct. 31, 1995(c)   +16.8%     261          1.2%*         4.1%*    326.8%
Dec. 31, 1994       -1.5%     249          1.2%          3.8%     359.7%
Dec. 31, 1993      +14.5%     254          1.2%          4.2%     348.3%
Dec. 31, 1992       +3.2%     208          1.2%          4.4%     320.4%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.



STRONG BLUE CHIP 100 FUND
---------------------------------------------------------------------------------------------------------
                                                 SELECTED PER-SHARE DATA(a)
---------------------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                               ------------------------------------  -------------------------


                   Net Asset              Net Realized    Total                                 Net Asset
                     Value,      Net     and Unrealized    from       From Net                    Value,
                   Beginning  Investment   Gains on     Investment   Investment      Total        End of
                   of Period    Income    Investments   Operations     Income    Distributions    Period

Oct. 31, 1997(b)    $10.00      $0.01       $0.38         $0.39        __           __           $10.39



STRONG BLUE CHIP 100 FUND (continued)
-------------------------------------------------------------------------------------------------------
                                              RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------------------

                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,     Ratio of   to Average Net     Investment             Average
                             End of      Expenses   Assets Without      Income    Portfolio  Commission
                   Total   Period (In   to Average   Waivers and       to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Absorptions       Net Assets   Rate       Paid(b)

Oct. 31, 1997(b)   +3.9%      $5           1.0%*         2.0%*            0.6%*      21.5%    $0.0209



 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is June 30, 1997. Total return and portfolio turnover rate are not annualized.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------


STRONG EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------
                              SELECTED PER-SHARE DATA(a)
---------------------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                               ------------------------------------  -------------------------


                   Net Asset              Net Realized    Total                                 Net Asset
                     Value,      Net     and Unrealized    from       From Net                    Value,
                   Beginning  Investment   Gains on     Investment   Investment      Total        End of
                   of Period    Income    Investments   Operations     Income    Distributions    Period

Oct. 31, 1997       $12.03      $0.13       $3.81         $3.94       ($0.13)      ($0.13)      $15.84
Oct. 31, 1996(b)     10.00       0.12        2.02          2.14        (0.11)       (0.11)       12.03


STRONG EQUITY INCOME FUND (continued)
-------------------------------------------------------------------------------------
                                       RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                              Net                   Ratio of Net
                            Assets,      Ratio of    Investment             Average
                             End of      Expenses     Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets   Rate       Paid(b)

Oct. 31, 1997      +32.9%    $134          1.1%         0.9%     152.6%     $0.0689
Oct. 31, 1996(b)   +21.5%      29          1.3%*        1.6%*    158.3%      0.0633


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.


STRONG GROWTH & INCOME FUND
----------------------------------------------------------------------------------------------------------------
                                                  SELECTED PER-SHARE DATA (a)
----------------------------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                          ------------------------------------   ------------------------------------

                                      Net Realized
               Net Asset             and Unrealized   Total                                            Net Asset
                 Value,      Net          Gains       from        From Net   From Net                    Value,
               Beginning  Investment  (Losses) on   Investment   Investment  Realized       Total        End of
               of Period    Income    Investments   Operations     Income      Gains    Distributions    Period

Oct. 31, 1997    $12.38    $0.07         $3.99       $4.06        ($0.07)     ($0.02)      ($0.09)      $16.35
Oct. 31, 1996(b)  10.00     0.04          2.38        2.42         (0.04)         __        (0.04)       12.38


STRONG GROWTH & INCOME FUND (continued)
------------------------------------------------------------------------------------
                                      RATIOS AND SUPPLEMENTAL DATA
                   -----------------------------------------------------------------

                              Net                   Ratio of Net
                            Assets,      Ratio of    Investment             Average
                             End of      Expenses     Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets   Rate       Paid(b)

Oct. 31, 1997      +32.9%    $227          1.2%          0.5%     237.8%    $0.0687
Oct. 31, 1996(b)   +24.2%      18          1.9%*         0.6%*    174.1%     0.0667


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.



STRONG LIMITED RESOURCES FUND
---------------------------------------------------------------------------------------------------------
                                                 SELECTED PER-SHARE DATA(a)
---------------------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                               ------------------------------------  -------------------------


                   Net Asset              Net Realized    Total                                 Net Asset
                     Value,      Net     and Unrealized    from       From Net                    Value,
                   Beginning  Investment   Gains on     Investment   Investment      Total        End of
                   of Period    Income    Investments   Operations     Income    Distributions    Period

Oct. 31, 1997 (b)   $10.00      __          ($0.49)       ($0.49)      __           __           $9.51


STRONG LIMITED RESOURCES FUND (continued)
-------------------------------------------------------------------------------------
                                      RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                              Net                   Ratio of Net
                            Assets,      Ratio of    Investment             Average
                             End of      Expenses     Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets   Rate       Paid(b)

Oct. 31, 1997 (b)  -4.9%     $5            2.0%*         0.0%     1.2%      $0.0586


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is September 30, 1997. Total return and portfolio turnover rate are not annualized.



STRONG TOTAL RETURN FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA (a)
-----------------------------------------------------------------------------------------------------------------------------------

                           INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                          ------------------------------------   --------------------------------------------------------

                                      Net Realized
               Net Asset             and Unrealized   Total                 In Excess            In Excess                Net Asset
                 Value,      Net          Gains       from        From Net   of Net    From Net    of Net                   Value,
               Beginning  Investment  (Losses) on   Investment   Investment Investment Realized  Realized       Total       End of
               of Period    Income    Investments   Operations     Income     Income    Gains      Gains    Distributions   Period

Oct. 31, 1997    $31.36    $0.19         $6.21       $6.40        ($0.19)    ($0.17)   ($4.74)       __        ($5.10)      $32.66
Oct. 31, 1996     28.02     0.24          4.65        4.89         (0.24)     (0.06)    (1.25)       __         (1.55)       31.36
Oct. 31, 1995(c)  23.62     0.26          4.41        4.67         (0.26)     (0.01)       __        __         (0.27)       28.02
Dec. 31, 1994     24.30     0.25         (0.59)      (0.34)        (0.26)     (0.08)       __        __         (0.34)       23.62
Dec. 31, 1993     20.17     0.33          4.18        4.51         (0.33)        __        __    ($0.05)        (0.38)       24.30
Dec. 31, 1992     20.24     0.18         (0.08)       0.10         (0.17)        __        __        __         (0.17)       20.17


STRONG TOTAL RETURN FUND (continued)
-------------------------------------------------------------------------------------
                                       RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                              Net                   Ratio of Net
                            Assets,      Ratio of    Investment             Average
                             End of      Expenses     Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average  Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets   Rate       Paid(b)

Oct. 31, 1997      +23.4%    $832          1.1%         0.6%      404.6%     $0.0696
Oct. 31, 1996      +18.0%     760          1.1%         0.8%      502.4%      0.0584
Oct. 31, 1995(c)   +19.8%     671          1.1%*        1.2%*     298.8%
Dec. 31, 1994       -1.4%     607          1.2%         1.1%      290.4%
Dec. 31, 1993      +22.5%     630          1.2%         1.4%      271.3%
Dec. 31, 1992       +0.6%     588          1.3%         0.9%      371.8%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Conservative Equity Funds

We have audited the accompanying statements of assets and liabilities of Strong American Utilities Fund, Strong Growth & Income Fund, Strong Equity Income Fund, Strong Blue Chip 100 Fund, Strong Limited Resources Fund (all five portfolios constituting the Strong Conservative Equity Funds, Inc.), Strong Asset Allocation Fund, Inc. and Strong Total Return Fund, Inc., (collectively referred to herein as the "Strong Conservative Equity Funds"), including the schedules of investments in securities, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Strong Conservative Equity Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Conservative Equity Funds as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 9, 1997

NOTES
--------------------------------------------------------------------------------

                                   DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 6685L97               97ACEQ